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                       [BANK ONE, TEXAS, N.A. LETTERHEAD]

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                             LETTER LOAN AGREEMENT


                                January 16, 1997



Mitcham Industries, Inc.
P.O. Box 1175
Huntsville, Texas  77342

Attn:  Billy F. Mitcham, Jr., President

Ladies and Gentlemen:

         This Letter Loan Agreement (the "Loan Agreement") will serve to set forth the terms of the financing transactions by and between Mitcham Industries, Inc., a Texas corporation ("Borrower") and Bank One, Texas, N.A. ("Bank"):

         1.      Loan.    Subject to the terms and conditions set forth in this
Loan Agreement and the other agreements, instruments and documents at any time evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness, as hereinafter defined (collectively, together with this Loan Agreement, referred to hereinafter as the "Loan Documents"), Bank and Borrower hereby agree as follows:

                 1.(a)    Revolving Line of Credit.  Subject to the terms and
         conditions set forth herein, Bank agrees to lend to Borrower, on a revolving basis from time to time during the period commencing on the date hereof and continuing through and including 11:00 a.m. on January ______, 1998 (the "Commitment Termination Date"), such amounts as Borrower may request hereunder (the "Revolving Line of Credit"); provided, however, the total principal amount outstanding at any time shall not exceed $4,000,000.00 (the "Committed Sum"). Subject to the terms and conditions hereof, Borrower may borrow, repay and reborrow hereunder. Each advance under the Revolving Line of Credit (each, a "Traunch") shall be made pursuant to an Advance Note (as hereinafter described. The sums advanced under each Traunch shall be used solely for short term financing of up to 75% of the purchase price of equipment for Borrower's placement for lease and sale under lease/purchase
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         contracts approved by Bank, after Bank review.  Borrower may not use all or any part of each Traunch to pay interest or principal on an existing Traunch or any other indebtedness. Borrower shall give Bank not less than two (2) business days' prior written notice of each requested advance hereunder, which written notice shall (i) specify the aggregate amount of such requested advance, (ii) specify the requested date of such advance, (iii) contain a listing of the equipment to be purchased under such advance, and (iv) have attached thereto a copy of the proposed lease/purchase contract covering such equipment and which shall contain (i) the lessee's name and address,
         (ii) the destination of such equipment as either inside or outside the continental United States and Canada, and (iii) all other material provisions, with such advances to be requested in a form satisfactory to Bank.

                 1.(b)    Term Loan Facility.  Subject to the terms and
         conditions set forth herein, Bank agrees to lend to Borrower an amount equal to $1,000,000.00 (the "Term Loan"). The Term Loan will be an amortizing loan in the principal amount advanced with a two (2) year amortization schedule. All sums advanced hereunder, together with all accrued but unpaid interest thereon, shall be due and payable in full on December 31, 1998. The sums advanced under the Term Loan shall be used solely for long term financing of up to 80% of the purchase price of equipment not related to approved lease/purchase contacts.

The advances under the Revolving Line of Credit and the Term Loan shall be collectively called the "Loan". The term "Indebtedness", as used herein, shall mean the Loan and all other indebtedness owing from time to time to Bank by Borrower.

         2. Promissory Notes. The Loan shall be evidenced by promissory notes (herein collectively called, together with any renewals, extensions and increases thereof, the "Notes") as follows:

                 2.(a)    Revolving Line of Credit.  Each advance under the
         Revolving Line of Credit shall be evidenced by a note (an "Advance Note") executed by Borrower and payable to the order of Bank in the form attached hereto as Exhibit "A". All sums advanced under each Advance Note, together with all accrued but unpaid interest thereon, shall be due and payable in full on the Maturity Date or Extended Maturity Date as set forth in the applicable Advance Note.

                 2.(b)    Term Loan.  The Term Loan shall be evidenced by that
         certain Promissory Note, of even date herewith, duly executed by Borrower, in the stated principal amount of $1,000,000, and in form and substance acceptable to Bank.





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         Interest on the Notes shall accrue at the rates set forth therein.
The principal of and interest on the Notes shall be due and payable in accordance with the terms and conditions set forth in the Notes and in this Loan Agreement.

         3.      Collateral.

                 As collateral and security for the Loan and any and all other Indebtedness, Borrower shall grant, and hereby grants to Bank, and its respective successors and assigns, a lien and security interest (which shall be a first and prior lien and security interest therein except as indicated therein), in and to the following described property, together with any and all PRODUCTS and PROCEEDS thereof (the "Collateral"):

                 (i) All present and future accounts, chattel paper, contract rights, documents, instruments, deposit accounts and general intangibles (including any right to payment for goods sold or leased or services rendered arising out of the sale or delivery of personal property or work done or labor performed by Borrower), now or hereafter owned, held, or acquired by Borrower, together with any and all books of account, customer lists and other records relating in any way to the foregoing (including, without limitation, computer software, whether on tape, disk, card, strip, cartridge or any other form), and in any case where an account arises from the sale or lease of goods or equipment.

                 (ii) All finished goods, equipment, fixtures and machinery of whatsoever kind and character now or hereafter possessed, held, acquired or owned by Borrower and held for resale, lease or ordinary disposition in the course of Borrower's business, together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing, all records relating in any way to the foregoing (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form).

                 (iii) All of Borrower's right, title and interest in, to and under (a) present or future leases, rental contracts and any other contracts for the use or operation of any equipment owned by Borrower (each a "Lease" collectively, "Leases") for and all rental payments and other monies from time to time payable to or receivable by Borrower under the Leases, including all proceeds thereof, and (b) all of Borrower's rights, powers and remedies under the Leases.

Borrower agrees to execute such security agreements, assignments, deeds of trust and other agreements and documents as Bank shall deem appropriate and otherwise require from time to time to more





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fully create and perfect Bank's liens and security interests in the Collateral.

         4. Representations and Warranties. Borrower represents and warrants, and, upon each request for an advance under the Revolving Line of Credit and under the Term Loan, further represents and warrants, to Bank as follows:

                 4.(a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and all other states where it is doing business, and has all requisite power and authority to execute and deliver this Loan Agreement and the other Loan Documents; and

                 4.(b) The execution, delivery, and performance of this Loan Agreement and all of the other Loan Documents by Borrower have been duly authorized by all necessary corporate action by Borrower, and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles; and

                 4.(c) The execution, delivery and performance of this Loan Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with, result in a violation of, or constitute a default under (A) any provision of Borrower's articles or certificate of incorporation or bylaws, or any agreement or other instrument binding upon Borrower, or
         (B) any law, governmental regulation, court decree or order applicable to Borrower, or (ii) require the consent, approval or authorization of any third party; and

                 4.(d) Each financial statement of Borrower supplied to the Bank was prepared in accordance with generally accepted accounting principles, consistently applied, in effect on the date such statements were prepared and truly discloses and fairly presents Borrower's financial condition as of the date of each such statement, and there has been no material adverse change in such financial condition or results of operations of Borrower subsequent to the date of the most recent financial statement supplied to the Bank; and

                 4.(e) There are no actions, suits or proceedings, pending or, to the knowledge of Borrower, threatened against or affecting Borrower or the properties of Borrower, before any court or governmental department, commission or board, which, if determined adversely to Borrower, would have a material





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         adverse effect on the financial condition, properties, or operations of Borrower; and

                 4.(f) Borrower has filed all federal, state and local tax reports and returns required by any law or regulation to be filed by them and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected; and

                 4.(g) There is no fact known to Borrower that Borrower has not disclosed to the Bank in writing which may result in any material adverse change in Borrower's business, properties or operations; and

                 4.(h) Borrower owns all of the assets reflected on its most recent balance sheet free and clear of all liens, security interests or other encumbrances, except as previously disclosed in writing to the Bank; and

                 4.(i) No certificate or statement herewith or heretofore delivered by Borrower to the Bank in connection herewith, or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained therein from being misleading; and

                 4.(j) Borrower is in compliance in all material respects with all laws, rules, regulations, orders and decrees which are applicable to Borrower.

         5. Conditions Precedent to Advances. The obligations of Bank to make any advance under this Loan Agreement and the other Loan Documents shall be subject to the conditions precedent that, as of the date of such advance and after giving effect thereto (i) all representations and warranties made to Bank by Borrower in this Loan Agreement and the other Loan Documents shall be true and correct, as of and as if made on such date, (ii) no material adverse change in the financial condition of Borrower as of the effective date of the most recent financial statements furnished to Bank by Borrower shall have occurred and be continuing, (iii) no event has occurred and is continuing, or would result from the requested advance, which with notice or lapse of time, or both, would constitute an Event of Default, (iv) Bank has received all Loan Documents appropriately executed by Borrower and all other proper parties, (v) Bank has received a one-time fee equal to $10,000.00 in consideration for the Revolving Line of Credit, and a one-time fee equal to $2,500.00 in consideration for the Term Loan Facility, (vi) Bank has received a notice of borrowing with





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respect to such requested advance, and (vii) Bank has received that certain
First Amendment to Letter Loan Agreement, of even date herewith, appropriately executed by Borrower, which amends that certain Letter Loan Agreement dated January 31, 1996 by and among Borrower, Bank and Banc One Leasing Corporation.

         6. Affirmative Covenants. Until (i) the Notes and all other obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) Bank has any further commitment to lend hereunder, Borrower agrees and covenants that it will, unless Bank shall otherwise consent in writing:

                 6.(a) Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Bank to visit its properties and installations to examine, audit and make and take away copies or reproductions of Borrower's books and records, at all reasonable times; and

                 6.(b) Furnish Bank with all financial statements and reports required by this Loan Agreement within the time periods prescribed therein; and

                 6.(c) Furnish Bank with such additional information and statements, lists of assets and liabilities, tax returns, and other reports with respect to Borrower's financial condition and business operations as Bank may request from time to time; and

                 6.(d) Pay and discharge when due all of its indebtedness and obligations, including without limitation, all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits; provided, however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (i) the legality of the same shall be contested in good faith by appropriate judicial, administrative or other legal proceedings, and (ii) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien or claim in accordance with generally accepted accounting principles, consistently applied; and

                 6.(e) Perform and comply with all terms, conditions, and provisions set forth in this Loan Agreement and in all other instruments and agreements between Borrower and Bank, including without limitation, the other Loan Documents; and





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                 6.(f) Conduct its business in an orderly and efficient manner consistent with good business practices, and perform and comply with all statutes, rules, regulations and/or ordinances imposed by any governmental unit upon Borrower or its businesses, operations and properties (including without limitation, all applicable environmental statutes, rules, regulations and ordinances); and

                 6.(g) Maintain its Tangible Net Worth at not less than $11,000,000.00, such Tangible Net Worth to increase quarterly by 50% of Borrower's net income after January 31, 1997. As used herein, "Tangible Net Worth" means, as of any date, the total shareholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on a balance sheet of Borrower prepared as of such date in accordance with generally accepted accounting principles, consistently applied, lessthe aggregate book value of intangible assets shown on such balance sheet, as determined in accordance with generally accepted accounting principles, consistently applied; and

                 6.(h) Maintain a ratio of total liabilities to Tangible Net Worth of not more than 1.50 to 1.0. As used in this definition, total liabilities shall mean, at a particular date, all amounts which, in accordance with generally accepted accounting principles consistently applied, would be included as liabilities on a balance sheet of the Borrower and Tangible Net Worth shall have the meaning assigned thereto in Subsection 6.(g).

                 6.(i) Maintain, as of the last day of each calendar quarter, a ratio of (i) net income, plus depreciation, plus interest expense, and other non-cash changes or income for the 12 month period ending with such fiscal quarter, to (ii) current maturities of long-term debt, plus interest expense, plus the current portion of capital lease obligations, plus one-half (1/2) outstandings under the Revolving Line of Credit, for such 12 month period of not less than 1.25 to 1.0.

                 6.(j) At all times keep all Collateral insured against loss, damage, theft and other risks, in such amounts and with such companies and under such policies and in such term as is customarily maintained by well-insured companies similarly situated and operating like property or assets which policies shall show Bank as loss payee.

                 6.(k) Maintain insurance, including but not limited to, fire insurance, comprehensive property damage, public liability, and other insurance deemed necessary or otherwise required by Bank; and





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                 6.(l) Promptly cure any defects in the execution and delivery of any of the other Loan Documents and all other instruments executed in connection with this transaction; and

                 6.(m) Provide Bank with quarterly consolidated financial statements prepared in accordance with generally accepted accounting principles consistently applied within forty-five (45) days of the last day of each calendar quarter;

                 6.(n) Execute and deliver, or cause to be promptly executed and delivered, any and all other agreements, instruments or documents which Bank may reasonably request in order to give effect to the transactions contemplated under this Loan Agreement and the other Loan Documents including, but not limited to, any and all financing statements required to perfect Bank's security interest in the Collateral; and

                 6.(o) Permit such persons as Bank may designate to visit its properties and installations and examine its records in order to conduct a collateral audit, so long as Bank has a reasonable basis for the necessity of such audit. Such audit(s) shall be conducted at the expense of Borrower, but shall not exceed the sum of $4,000.00 per audit.

         7. Negative Covenants. Until (i) the Note and all other obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) Bank has no any further commitment to lend hereunder, Borrower will not, without the prior written consent of Bank:

                 7.(a) Make any material change in the nature of its business as carried on as of the date hereof; or

                 7.(b) Liquidate, merge or consolidate with or into any other entity; or

                 7.(c) Sell, transfer or otherwise dispose of any of its assets or properties, other than in the ordinary course of business; or

                 7.(d) Create, incur or assume any lien or encumbrance on any of its assets or properties, including without limitations, the Collateral; or

                 7.(e) Create, incur or assume any indebtedness for borrowed money or issue or assume any other note, debenture, bond or other evidences of indebtedness, or guarantee any such indebtedness or such evidences of indebtedness of others, other than (i) borrowings from Bank, (ii) borrowings outstanding on the date hereof and disclosed in writing to





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         Bank, and (iii) unsecured debt not to exceed, in the aggregate,
         $4,000,000; or

                 7.(f) Permit the sale or other transfer of any of the ownership interest in Borrower held by Billy F. Mitcham, Jr., which sale or other transfer would reduce the stock ownership interest of Billy F. Mitcham, Jr. to an amount less than Two Million Five Hundred Thousand Dollars ($2,500,000.00), without prior approval of Bank; or

                 7.(g) Permit a change in the position of President held by Billy F. Mitcham, Jr., without prior approval of Bank; or

                 7.(h) Enter into any capital leases except for leases of the Equipment that are disclosed to Bank in writing; or

                 7.(i) Declare or pay any dividends on any shares of Borrower's capital stock, make any other distributions with respect to any payment on account of the purchase, redemption, or other acquisition or retirement of any shares of Borrower's capital stock, or make any other distribution, sale, transfer or lease of any of Borrower's assets other than in the ordinary course of business, unless any such amounts are directly utilized for the payment of principal or interest on indebtedness and obligations owing from time to time by Borrower to Bank; or

                 7.(j) Make, or agree to make or allow to remain outstanding, any loans or advanced to any person or entity except advances or extensions of credit in the form of accounts receivable incurred in the ordinary course of business; or

                 7.(k) Pay or cause to be paid any advance rentals for any leased property except those rentals due to Bank, real or personal, utilized by Borrower in the conduct and operation of its business; or

                 7.(l) Sustain a net loss for any two consecutive calendar quarters as shown by the financial statements required under Section 6.(m), 8(b) and 8(c) hereof; or

                 7.(m) Cause or permit the removal of greater than fifty percent (50%) of equipment being leased to third parties pursuant to any Lease from the continental United States of America and Canada.

         8. Reporting Requirements. Until (i) the Note and all other obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii)





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Bank has no further commitment to lend hereunder Borrower will, unless Bank shall otherwise consent in writing, furnish to Bank;

                 8.(a) As soon as possible and in any event within thirty (30) days after the occurrence of each Event of Default (under Section 9(b) hereof), as defined herein, or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, continuing on the date of such statement, the written statement of the President and/or the Chief Financial Officer of Borrower setting forth the details of such Event of Default or event and the action which Borrower proposes to take with respect thereto;

                 8.(b) As soon as available, and in any event within forty-five
         (45) days after the end of each fiscal quarter of Borrower, a balance sheet and income statement of Borrower as of the end of such fiscal quarter, all in form and substance and in reasonable detail satisfactory to Bank and duly certified (subject to normal recurring adjustments) by the President and/or Chief Financial Officer of Borrower (i) as being true and correct in all material aspects to the best of his or her knowledge and (ii) as having been prepared in accordance with generally accepted accounting principles, consistently applied, except that such financial statements will not include footnotes;

                 8.(c) As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of Borrower, a balance sheet and income statement of Borrower as of the end of such fiscal year, in each case audited by independent public accountants of recognized standing acceptable to Bank, together with a certificate of such accountants to Bank stating that in the course of the regular audit of the business of Borrower, which audit compilation was conducted by such accountants in accordance with generally accepted standards, such accountants obtained no knowledge that an Event of Default or an event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, or if, in the opinion of such accountants, an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof;

                 8.(d) Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or any governmental department, commission or board affecting Borrower or any of its properties;

                 8.(e) Promptly inform Bank of (i) any and all material adverse changes in Borrower's financial condition, and (ii) all claims made against Borrower which could materially affect the financial condition of Borrower;

                 8.(f) Promptly inform Bank of the creation, incurrence or assumption by Borrower of any actual or contingent liabilities not permitted under this Loan Agreement;

                 8.(g) Within forty-five (45) days after the end of each calendar quarter, a certificate from the President or Chief Financial Officer of Borrower stating that Borrower is in full compliance with all of its obligations under this Loan Agreement and the other Loan Documents and is not in default of any term or provision hereof or thereof, and demonstrating compliance with all financial ratios and covenants set forth in this Loan Agreement;

                 8.(h) Within forty-five (45) days after the end of each calendar quarter, an equipment utilization report, in form and substance satisfactory to Bank, and as attached hereto as Exhibit "B";

                 8.(i) Within forty-five (45) days after the end of each calendar quarter, a current aging analysis of Borrower's accounts receivable and accounts payable, in form and substance satisfactory to Bank, and as attached hereto as Exhibit "C";

                 8.(j) Upon demand of Bank, provide Bank with evidence of payment of all assessments, taxes, charges, levies, liens and claims on or against Borrower's properties, income or profits, and authorize the appropriate governmental official to deliver to Bank at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income or profits; and

                 8.(k) Such other information respecting the business, properties or condition or the operations, financial or otherwise, of Borrower as Bank may from time to time reasonably request.

         9. Events of Default. Each of the following shall constitute an "Event of Default" under this Loan Agreement:

                 9.(a) The failure, refusal or neglect of Borrower to make any payment of principal or interest on the Indebtedness or any other amounts owing by Borrower to Bank, or any portion thereof, as the same shall become due and payable; or

                 9.(b) The failure of Borrower to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Loan Documents and such failure continues for a period of ten (10) days; or

                 9.(c) The occurrence of an event of default under any of the other Loan Documents or under any other agreement between Borrower and Bank; or

                 9.(d) Any representation contained herein or in any of the other Loan Documents made by Borrower is false or misleading in any material respect; or

                 9.(e) The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower to any third party under any agreement or understanding; or

                 9.(f) If Borrower: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver or custodian appointed for, or take possession of, all or substantially all of the assets of such party, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within thirty (30) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

                 9.(g) The liquidation, dissolution, merger or consolidation of Borrower; or

                 9.(h) The entry of any judgment against Borrower or the issuance or entry of any attachment or other lien against any of the property of Borrower for an amount in excess of $50,000.00, if undischarged, unbonded or undismissed within thirty (30) days after such entry.





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
Nothing contained in this Loan Agreement shall be construed to limit the events of default enumerated in any of the other Loan Documents and all such events of default shall be cumulative.

         10. Remedies. Upon the occurrence of any one or more of the foregoing Events of Default, (a) the entire unpaid balance of principal of the Notes and all other Indebtedness, together with all accrued but unpaid interest thereon, and all other Indebtedness shall, at the option of Bank become immediately due and payable without further notice, demand, presentation, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest or notice of protest of any kind, all of which are expressly waived by Borrower, and (b) Bank may, at its option, cease further advances under the Revolving Line of Credit; provided, however, concurrently and automatically with the occurrence of an Event of Default under subparagraph (f) in the immediately preceding paragraph (i) further advances under the Revolving Line of Credit shall cease, and (ii) the Notes and all other Indebtedness shall, without any action by Bank, become due and payable, without further notice, demand, presentation, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or notice of protest of any kind, all of which are expressly waived by Borrower. All rights and remedies of Bank set forth in this Loan Agreement and in any of the other Loan Documents may also be exercised by Bank, at its option to be exercised in its sole discretion, upon the occurrence of an Event of Default.

         11. Rights Cumulative. All rights of Bank under the terms of this Loan Agreement shall be cumulative of, and in addition to, the rights of Bank under any and all other agreements between Borrower and Bank (including, but not limited to, the other Loan Documents), and not in substitution or diminution of any rights now or hereafter held by Bank under the terms of any other agreement.

         12. Waiver and Agreement. Neither the failure nor any delay on the part of Bank to exercise any right, power or privilege herein or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Loan Agreement or in any of the other Loan Documents and no departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by Bank, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Loan Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

         13. Benefits. This Loan Agreement shall be binding upon and inure to the benefit of Bank and Borrower, and their respective successors and assigns, provided, however, that Borrower may not, without the prior written consent of Bank, assign any rights, powers, duties or obligations under this Loan Agreement or any of the other Loan Documents.

         14. Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof (if to Bank, to the attention of Walter F. Rodee, III) and shall be deemed to have been received either, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

         15. Construction. This Loan Agreement and the other Loan Documents have been executed and delivered in the State of Texas, shall be governed by and construed in accordance with the laws of the State of Texas, and shall be performable by the parties hereto in Houston, Harris County, Texas.

         16. Invalid Provisions. If any provision of this Loan Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Loan Agreement or any of the other Loan Documents shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

         17. Expenses. Borrower shall pay all costs and expenses (including, without limitation, reasonable attorneys' fees) in connection with
(i) the preparation of this Loan Agreement and the other Loan Documents, and any and all extensions, renewals, amendments, supplements, extensions or modifications thereof, (ii) any action required in the course of administration of the indebtedness and obligations evidenced by the Loan Documents, and (iii) any action in the enforcement of Bank's rights upon the occurrence of Event of Default.

         18. Entire Agreement. This Loan Agreement (together with the other Loan Documents) contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

         19. Counterparts. This Loan Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

         If the foregoing correctly sets forth our mutual agreement, please so acknowledge by signing and returning this Loan Agreement to the undersigned.

                                        Very truly yours,

                                        BANK ONE, TEXAS, N.A.




                                        By:  /s/ WALTER F. RODEE
                                           -------------------------------------
                                           Walter F. Rodee, III, Vice President


                                        Bank's Address:

                                        910 Travis
                                        Houston, Texas 77002
                                        Attn:  Walter F. Rodee, III




ACCEPTED as of the date
first written above.

BORROWER:

MITCHAM INDUSTRIES, INC.




By:  /s/ BILLY F. MITCHAM, JR.
   ---------------------------------
Name:  Billy F. Mitcham, Jr.
     -------------------------------
Title:  President
      ------------------------------



Borrower's Address:

P.O. Box 1175
Huntsville, Texas  77342

                                  EXHIBIT "A"


                                  ADVANCE NOTE

$______________________                                   ______________, 199___

         FOR VALUE RECEIVED, the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower"), promises to pay to the order of BANK ONE, TEXAS, N.A. ("Bank") at its offices in Harris County, Texas, at 910 Travis, Houston, Texas 77002, the principal amount of ___________________________________________ AND ____/100 DOLLARS
($_________________) ("Total Principal Amount"), or such amount less than the Total Principal Amount which has been advanced to Borrower if the total amount advanced under this Promissory Note ("Note") is less than the Total Principal Amount, together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fluctuating rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (as hereinafter defined), or (b) a rate ("Contract Rate"), calculated on the basis of actual days elapsed but computed as if each year consisted of 365 days, equal to the sum of (i) the Bank One Base Rate of interest ("Base Rate") as established from time to time by Bank (which may not be the lowest, best or most favorable rate of interest which Bank may charge on loans to its customers) plus (ii) one-half of one percent (0.5%), each change in the rate to be charged on this Note to become effective without notice to Borrower on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be; provided, however that if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent reduction in the Base Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Contract Rate had at all times been in effect.

         The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

                 (a) interest only shall be due and payable monthly commencing on the ______ day of _______________, 1997 and continuing monthly and regularly thereafter on the _____ day of each and every month thereafter for five (5) months; and

                 (b) unless this note is extended to the Extended Maturity Date (as defined herein) pursuant to the terms hereof, the outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the date that is six (6) months from the date hereof (the "Maturity Date"), and which Maturity Date will coincide with the maturity date of the equipment lease/purchase contract attached hereto as Exhibit "A" (the "Contract").

         On the Maturity Date, Borrower shall have the right to extend the Maturity Date of this Note for an additional eighteen (18) months (the "Extended Maturity Date") upon the following terms and conditions:

         (a) The lessee under the Contract does not purchase the equipment as of the Maturity Date;

         (b) An Event of Default (as defined in the Loan Agreement) has not occurred; and

         (c) From and after the Maturity Date, the principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

                 (1)      the interest rate will be the Contract Rate;

                 (2) principal and interest at the Contract Rate will be payable in monthly installments sufficient to fully amortize the loan evidenced by the Note over a term of eighteen (18) months, to commence on the same day of the following month after the Maturity Date;

                 (3) the final payment of all outstanding principal and accrued but unpaid interest will be due on the Extended Maturity Date.

         All payments of principal and interest hereunder shall be made in lawful money of the United States of America in freely transferable United States Dollars.

         "Highest Lawful Rate" shall mean the maximum nonusurious interest rate, if any, that any time or from time to time may be contracted for, taken, reserved, charged or received on this Note under laws applicable to the payee which are presently in effect or, to the extent allowed by applicable law, under such laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.
Determination of the rate of interest for the purpose of determining whether the Loans represented hereby are usurious under all applicable laws shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the period of the full stated term of the Loans represented hereby, all interest at any time contracted for, charged, or received from the undersigned in connection with such Loans.

         It is the intention of the payee to conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or the Loans represented hereby would be usurious as to the payee under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such payee notwithstanding the other provisions of this Note or the Loan Agreement), then, in that event, notwithstanding anything to the contrary in this Note, the Loan Agreement or any other instrument or agreement entered into in connection with this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under laws applicable to the payee that is contracted for, taken, reserved, charged or received by the payee under this Note, the Loan Agreement or under any of the aforesaid agreements or instruments entered into in connection with this Note or otherwise shall under no circumstances exceed the Highest Lawful Rate, and any excess shall be credited by the payee on the principal amount of this Note (or, if the principal amount of this Note shall have been paid in full, refunded by the payee to the undersigned); and (ii) in the event that the maturity of this
Note is accelerated by reason of an election of the holder or holders thereof resulting from any Event of Default under the Loan Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under laws applicable to the payee may never include more than the Highest Lawful Rate, and excess interest, if any, provided for in this Note, the Loan Agreement or otherwise shall be automatically canceled by the payee as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the payee on the principal amount of this Note (or if the principal amount of this Note shall have been paid in full, refunded by the payee to the undersigned), and in each case, to the extent permitted by applicable law, the payee shall not be subject to any of the penalties provided by law for contracting for, taking, reserving, charging or receiving interest in excess of the Highest Lawful Rate. Payee hereby elects to determine the applicable rate ceiling under Article 5069-1.04 of the Texas Revised Civil Statutes by the indicated (weekly) rate ceiling from time to time in effect, subject to payee's right subsequently to change such method in accordance with applicable law. Chapter 15 of Article 5069 of the Texas Revised Civil Statutes, which regulates certain revolving credit loan accounts and revolving tri-party accounts, shall not apply to this Note.

         This Note is one of the Advance Notes referred to in and is entitled to the benefits of that certain Letter Loan Agreement of even date herewith (as the same may be amended, modified, supplemented, extended, rearranged and/or restated from time to time, the "Loan Agreement"), entered into by and between the Borrower and Lender. Reference is hereby made to the Loan Agreement for a statement of the prepayment rights and obligations of the Borrower, and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Loan Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable in accordance with the Loan Agreement, and any indebtedness of the holder hereof to the Borrower may be appropriated and applied hereon.

         In addition to and not in limitation of the foregoing, the undersigned further agrees, subject only to any limitation imposed by applicable laws, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         All parties hereto, whether as makers, endorsees, or otherwise, severally waive presentment for payment, demand, protest, notice of intent to accelerate, notice of acceleration, notice of dishonor and all other notices whatsoever.

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                                        MITCHAM INDUSTRIES, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                  EXHIBIT "A"


                        COPY OF LEASE/PURCHASE CONTRACT

MITCHAM INDUSTRIES, INC.
CHANNEL BOX UTILIZATION SCHEDULE
February, 1996 - October, 1996


===============================================================================================================
COMPANY                 CONTRACT   ITEM       QTY                            FEB       MAR       APR     1ST QTR
===============================================================================================================
CAPILANO                   92       RSX        18       DONE                 18        18        18        54
                                    MRX        62       DONE                 62        62        62       186


DIGICON                   536       MRX        25       DONE                                                0
                          535       MRX        60                                                           0


GAPS                       88       RSC        20       DONE                 20        20        20        60
                           94       RSX        15       DONE                 15        15        15        45
                          138       RSX         2       DONE                  2         2         2         6
                                    MRX        63       DONE                 63        63        63       189


GECO/PRAKLA               153       MRX        88       DONE                 88        88                 176
CANADA                              MRX        33       DONE                 33                            33
                                    MRX        17       DONE                 17                            17
                          572       MRX       110
                          637       MRX       110


GECO/PRAKLA               567       MRX        50
USA                       567       MRX        50
                          659       MRX        67


GRANT                     149       MRX        40                            40        40        40       120
                           27       MRX        14                            14        14        14        42
                           64       RSC        35                            35        35        35       105
                           54       MRX        50                            50        50        50       150
                          509       MRX        60                                      60        60       120
                          594       RSC        15
                          601      SU 368      50
                          626       MRX        63
                          649       MRX        63
                          651       RSC        15
                          650       MRX        50


NORTHERN                   66       RSX         5       DONE                  5         5                  10
                                    MRX        25       DONE                 25        25                  50
                           87       MRX        25       DONE                 25        25                  50
                           91       MRX        28       DONE                 28        28                  56
                          581       MRX        90
                            ?       MRX        55


SCHLUMBERGER G.S.         136       MRX        18       DONE                 18        18        18        54
                          120       MRX        26       DONE                 26        26        26        78
                          127       MRX        67       DONE                 67        67        67       201
                          116       MRX        20       DONE                 20        20        20        60


SOLID STATE                90       MRX         2       DONE                  2         2         2         6
                                    MRX         1       DONE                  1         1         1         3
                                    MRX         4       DONE                  4         4                   8
                                    MRX        43       DONE                 43                            43
                           80       MRX         3       DONE                  3         3                   6
                                    MRX        17       DONE                 17                            17
                          158       MRX         5       DONE                  5         5                  10


UNION GEOFISICA            1A       MRX        80       DONE                           80        80       160
                          147       MRX        20                            20        20        20        60
                          527       MRX        85                                                           0

USA                       542       MRX        15                                                           0



==============================================================================================================
COMPANY                   MAY      JUNE     JULY    2ND QTR               AUG       SEP       OCT     3RD QTR
==============================================================================================================
CAPILANO



DIGICON                    25                          25
                           60      60        60       180


GAPS





GECO/PRAKLA
CANADA

                                                                                    110       110       220



GECO/PRAKLA                                  50        50                  50        50        50       150
USA                                          50        50                  50        50        50       150



GRANT                      40      40        40       120                  40        40        40       120
                           14      14         3        31                   5         2         2         9
                           35      35        35       105                  35        35        35       105
                           50      50         3       103                   3         3         3         9
                           60      60        51       171                  51        51        51       153
                                                                                     15        15        30
                                                                                               50        50






NORTHERN



                                                                           90        90        90       270
                                             55        55                  55        55                 110


SCHLUMBERGER G.S.





SOLID STATE                 2                           2








UNION GEOFISICA
                           20      20        20        60                  20        20        20        60
                           85      85        85       255                  85        85                 170

USA                        15      15                  30

===============================================================================================================
COMPANY               CONTRACT    ITEM        QTY                           FEB       MAR       APR     1ST QTR
===============================================================================================================

                          579      RSX         23
                          588      MRX         35


VERITAS                   133      MRX         12    DONE                    12        12                  24
                          503      RSC         50                                      50        50       100
                            ?      MRX         30
                          533      MRX         35    DONE
                          596      MRX         20
                            ?      MRX         50
                            ?      MRX         20


GEOITALIA                 569       SU        295
                            ?       SU        200


TIDELANDS                   ?   SU 348         80


GLOBAL CHARTER            595      RSR        156


DUNCAN                    607     SU-6         32


PETROL DEV.               620     SU-6         19
                          652     SU-6         15


CGG                       623     SU-6         40


TERRA-SCAN                630     SU-6         85


PERFORADATA               612     SU-1          2
                          660     SU-1         68


JRS EXPLORATION           643     SU-6         50


DAWSON                    658      MRX        140


SCHEDULE TOTAL                                                              778       858       663     2,299
LEASE POOL TOTAL                                                            867       867       867     2,601

UTILIZATION                                                                  90%       99%       76%       90%



============================================================================================================
COMPANY                MAY       JUNE      JULY    2ND QTR               AUG       SEP       OCT     3RD QTR
============================================================================================================

                                                                           23        23        23        69
                                                                                     35        35        70


VERITAS
                           50       50         50       150                50                            50
                                                                           30                            30
                           35                            35
                                                                                     20        20        40




GEOITALIA                                     295       295               295       295       295       885
                                                                                    200       200       400


TIDELANDS                                      80        80                80                            80


GLOBAL CHARTER                                                            156       156       156       468


DUNCAN                                                                               32        32        64


PETROL DEV.



CGG


TERRA-SCAN


PERFORADATA



JRS EXPLORATION


DAWSON


SCHEDULE TOTAL            491      429        877     1,797             1,118     1,367     1,277     3,762
LEASE POOL TOTAL          867      867        867     2,601             1,452     1,551     1,551     4,554

UTILIZATION                57%      49%       101%       69%               77%       88%       82%       83%

Date: Jan 21 97               Mitcham Industries, Inc.                  Page:  1

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number     Customer Name              Number   Date      TP       Current      Days          Days          Days           Total
------     -------------              -------  ----      --       -------    -------       -------      --------          -----
 A0010 A & M CABLE                        4249 Apr 01 95 IN                                                 375.00
                                          4673 Dec 29 95 IN                                               4,000.00
                                          4674 Jan 28 96 IN                                               4,000.00
                                          4708 Mar 13 96 IN                                               4,000.00
                                          Customer Totals:          0.00          0.00          0.00     12,375.00      12,375.00

 A0022 ALPHA TECH INTER. INC.             5196 Jan 08 97 IN     5,080.00
                                          Customer Totals:      5,080.00          0.00          0.00          0.00       5,080.00

 A0064 ASSOCIATED INT. TECHNOLOGY         4892 Jul 21 96 IN                                                  81.19
                                          Customer Totals:          0.00          0.00          0.00         81.19          81.19

 B0105 BISON INSTRUMENTS, INC             5167 Dec 31 96 IN       811.88
                                         50277 Oct 07 96 IN                     750.00
                                         50283 Oct 03 96 IN                   6,250.00
                                         50340 Oct 29 96 IN                     750.00
                                         50354 Nov 02 96 IN     4,550.00
                                         50419 Nov 28 96 IN       750.00
                                         50429 Dec 02 96 IN     4,550.00
                                         50519 Jan 01 97 IN     4,550.00
                                          Customer Totals:     15,211.88      7,750.00          0.00          0.00      22,961.88

 B0109 BURNS & ROE ENTERPRISES, INC.      5169 Dec 31 96 IN       615.00
                                          Customer Totals:        615.00          0.00          0.00          0.00         615.00

 B0110 BOONE GEOPHYSICAL                  4920 Jul 30 96 IN                                               2,952.24
                                          5164 Dec 23 96 IN     5,396.00
                                         50298 Oct 14 96 IN                  16,237.50
                                         50374 Nov 14 96 IN     8,605.87
                                         50428 Dec 01 96 IN    25,275.00
                                         50471 Dec 14 96 DR       974.25
                                         5107A Dec 23 96 DR     5,100.00
                                          Customer Totals:     45,351.12     16,237.50          0.00      2,952.24      64,540.86

 B0126 BOLTON, ROBERT C.                  4683 Feb 19 96 IN                                               1,621.05
                                          Customer Totals:          0.00          0.00          0.00      1,621.05       1,621.05

 C0202 C G G                              5100 Nov 21 96 IN       100.00
                                         50335 Oct 27 96 IN                  24,610.64-
                                         50473 Dec 15 96 IN    39,814.35
                                         50473 Jan 14 97 CR    39,814.35-
                                          Customer Totals:        100.00     24,610.64-         0.00          0.00      24,510.64-

 C0206 COCHRANE TECHNOLOGIES, INC.        5117 Dec 12 96 IN     1,500.00
                                          5117 Jan 17 97 CA     1,500.00-
                                          Customer Totals:          0.00          0.00          0.00          0.00           0.00

 C0212 COMPANIA DE INVESTIGACIONES       50393 Nov 22 96 IN     1,180.00
                                          Customer Totals:      1,180.00          0.00          0.00          0.00       1,180.00



Date: Jan 21 97                  Mitcham Industries, Inc.               Page:  2

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number    Customer Name               Number   Date      TP       Current      Days          Days          Days           Total
------    -------------               -------  ----      --       -------    -------       -------      --------          -----

 C0214 CHEVRON PETROLEUM                  5104 Nov 27 96 IN       500.00
                                          5104 Jan 13 97 CA       500.00-
                                          Customer Totals:          0.00          0.00          0.00          0.00           0.00

 C0216 COLORADO HELICOPTERS, INC.         5133 Dec 09 96 IN    55,280.00
                                          5133 Jan 02 97 CA    42,000.00-
                                          Customer Totals:     13,280.00          0.00          0.00          0.00      13,280.00

 C0217 CHEVRON NIUGINI PTY LTD            5138 Dec 13 96 IN   153,750.00
                                          Customer Totals:    153,750.00          0.00          0.00          0.00     153,750.00

 C0219 COMPANIA MEXICANA DE GEOFISICA     5010 Oct 07 96 IN                  40,000.00
                                          5094 Nov 21 96 IN       130.00
                                          5126 Dec 16 96 CR     1,001.00-
                                          5144 Dec 19 96 IN       140.00
                                          5144 Jan 17 97 CA       140.00-
                                         50416 Nov 27 96 IN     1,100.00
                                          Customer Totals:        229.00     40,000.00          0.00          0.00      40,229.00

 C0222 COMPANIA MEXICAN DE EXPLOR         5126 Dec 16 96 IN    79,289.01
                                          Customer Totals:     79,289.01          0.00          0.00          0.00      79,289.01

 C0248 CAPILANO GEOPHYSICAL, INC.         4772 May 13 96 IN                                                 277.89
                                          4862 Jul 09 96 IN                                                 420.42
                                          4911 Jul 24 96 IN                                                  64.43
                                          4922 Jul 31 96 IN                                                 487.13
                                          5005 Sep 27 96 IN                                   162.38
                                          5037 Oct 24 96 IN                     175.08
                                         10351 Feb 08 96 IN                                               3,037.22
                                         10424 Mar 23 96 IN                                              30,456.29
                                         10429 Apr 01 96 IN                                                 727.26
                                          Customer Totals:          0.00        175.08        162.38     35,470.64      35,808.10

 C0249 CAPILANO INTERNATIONAL, INC.     PREPAY Jul 15 96 IN                                                 926.54-
                                          Customer Totals:          0.00          0.00          0.00        926.54-        926.54-

 C0261 COMESA                             5011 Jan 16 97 IN       137.00
                                          5053 Oct 29 96 IN                     155.59
                                          5054 Oct 29 96 IN                   3,595.40
                                          5055 Oct 29 96 IN                   7,278.58
                                          Customer Totals:        137.00     11,029.57          0.00          0.00      11,166.57

 C0272 COLUMBIA UNIVERSITY N.Y.          50180 Aug 07 96 IN                                               9,750.00
                                         50238 Sep 06 96 IN                                 9,750.00
                                         50290 Oct 06 96 IN                   9,750.00
                                         50359 Nov 05 96 IN     9,750.00
                                         50447 Dec 05 96 IN     9,750.00
                                          Customer Totals:     19,500.00      9,750.00      9,750.00      9,750.00      48,750.00

 D0291 DISCOVERY S.P.A.                   5095 Nov 21 96 IN       263.66

Date: Jan 21 97                 Mitcham Industries, Inc.                Page:  3

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number    Customer Name               Number   Date      TP       Current      Days          Days          Days            Total
-------   -------------               -------  ----      --       -------    --------      -------      ---------          -----
                                          Customer Totals:        263.66          0.00          0.00          0.00         263.66

 D0297 DATATEK, INC                       4166 Feb 22 95 IN                                               6,262.50
                                          4722 Mar 20 96 IN                                                  89.50
                                          4759 May 08 96 IN                                               2,172.50
                                          5136 Dec 12 96 IN     2,350.00
                                          Customer Totals:      2,350.00          0.00          0.00      8,524.50      10,874.50

 D0299 DAWSON GEOPHYSICAL COMPANY         5029 Oct 15 96 IN                  41,523.79
                                          5192 Jan 07 97 IN       116.91
                                          5200 Jan 14 97 IN        27.06
                                          Customer Totals:        143.97     41,523.79          0.00          0.00      41,667.76

 D0300 DIGICON, INC. & SUBSIDIARIES      50465 Dec 11 96 IN     2,237.17
                                          Customer Totals:      2,237.17          0.00          0.00          0.00       2,237.17

 D0304 DUNCAN EXPLORATION                 5074 Nov 13 96 IN     2,724.99
                                          5074 Jan 17 97 CA     2,724.99-
                                          5157 Dec 19 96 IN     1,110.00
                                          5203 Jan 16 97 IN       698.97
                                          5207 Jan 16 97 IN       792.84
                                          5208 Jan 16 97 IN       350.32
                                         50292 Oct 17 96 IN                  19,093.60
                                         50490 Dec 27 96 IN   125,035.00
                                          Customer Totals:    127,987.13     19,093.60          0.00          0.00     147,080.73

 D0307 DIGICON GEOPHYSICAL CORP.          4468 Sep 30 95 IN                                                 252.63
                                          4893 Jul 21 96 IN                                               1,434.64
                                         10102 Jul 14 95 IN                                               2,084.94
                                         10104 Jul 21 95 IN                                              16,640.00
                                         10256 Dec 11 95 IN                                              14,000.00
                                         50061 May 23 96 IN                                               3,591.60
                                         50372 Nov 13 96 IN     2,000.00
                                         50388 Nov 11 96 IN       165.00
                                         50469 Dec 13 96 IN     2,000.00
                                          Customer Totals:      4,165.00          0.00          0.00     38,003.81      42,168.81

 E0402 EOTVOS LORAND GEOPHYSICAL INST     5143 Dec 17 96 IN    61,400.00
                                          5143 Jan 16 97 CA    61,400.00-
                                          Customer Totals:          0.00          0.00          0.00          0.00           0.00

 E0411 EAGLE GEOPHYSICAL                  5081 Nov 13 96 IN       787.50
                                          Customer Totals:        787.50          0.00          0.00          0.00         787.50

 E0419 ENERTEC GEOPHYSICAL SER/TX         5160 Dec 19 96 IN       805.81
                                         50148 Jun 19 96 IN                                               5,119.81
                                         50318 Oct 17 96 IN                   1,750.00
                                         50318 Jan 15 97 CA                   1,750.00-
                                         50395 Nov 16 96 IN     1,750.00
                                         50395 Jan 15 97 CA     1,750.00-
                                          Customer Totals:        805.81          0.00          0.00      5,119.81       5,925.62


Date: Jan 21 97                Mitcham Industries, Inc.                Page:  4

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number    Customer Name               Number   Date      TP       Current      Days          Days          Days            Total
-------   -------------               -------  ----      --       -------    --------      -------      ---------          -----
 G0602 GEOPHYSICAL SALES & RENTALS        4347 Jul 27 95 IN                                               1,234.50
                                          4540 Nov 17 95 IN                                                 850.00
                                          Customer Totals:          0.00          0.00          0.00      2,084.50       2,084.50

 G0603 GEOPHYSICAL ACQ & PRO (GAPS)       3580 Oct 16 96 IN                   4,095.25
                                          4782 May 27 96 IN                                                 286.00
                                          4794 May 28 96 IN                                                 155.00
                                          4809 May 31 96 IN                                                 160.00
                                          4913 Jul 24 96 IN                                               9,601.96
                                          4970 Sep 03 96 IN                                80,125.00
                                          4970 Jan 09 97 CA                                80,125.00-
                                          5018 Oct 15 96 IN                     948.75
                                          5028 Oct 16 96 IN                  12,924.00
                                          5075 Nov 13 96 IN    16,898.27
                                          5078 Nov 13 96 IN        40.00
                                          5105 Nov 27 96 IN     6,548.85
                                          5129 Dec 05 96 IN     2,312.91
                                          5132 Dec 06 96 IN       993.15
                                          5132 Jan 09 97 CA       993.15-
                                         50422 Nov 30 96 IN    68,800.00
                                         50432 Nov 27 96 IN     7,685.00
                                         50432 Jan 09 97 CA     7,685.00-
                                         50520 Jan 02 97 IN     7,200.00
                                          Customer Totals:    101,800.03     17,968.00          0.00     10,202.96     129,970.99

 G0604 GLOBAL CHARTER CORPORATION        50510 Dec 31 96 IN   187,904.00
                                          Customer Totals:    187,904.00          0.00          0.00          0.00     187,904.00

 G0614 GECO-PRAKLA/BELLE CHASSE          50517 Jan 01 97 IN     1,240.00
                                          Customer Totals:      1,240.00          0.00          0.00          0.00       1,240.00

 G0615 GECO/PRAKLA/CANADA                 4624 Jan 22 96 IN                                              10,000.00
                                          4652 Jan 23 96 IN                                                  51.50
                                          4901 Jul 24 96 IN                                               9,062.85
                                          4926 Aug 12 96 IN                                               9,062.85
                                          5202 Jan 16 97 IN       500.00
                                         50299 Oct 01 96 IN                                65,450.00
                                         50383 Oct 31 96 IN                  46,433.75
                                         50391 Nov 23 96 IN    67,870.00
                                         50391 Jan 17 97 CR     2,420.00-
                                         50434 Dec 06 96 IN     9,000.00
                                         50488 Dec 23 96 IN    58,190.00
                                         50488 Jan 17 97 DR     7,260.00
                                         50503 Jan 03 97 IN    11,650.00
                                         50524 Jan 05 97 IN     9,000.00
                                          Customer Totals:    161,050.00     46,433.75     65,450.00     28,177.20     301,110.95

 G0616 GECO/PRAKLA/U.S.A.                 5016 Oct 15 96 IN                   1,175.00
                                          5019 Oct 15 96 IN                     172.50
                                          5036 Oct 24 96 IN                     110.25

Date: Jan 21 97               Mitcham Industries, Inc.                  Page:  5

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number Customer Name                  Number   Date      TP       Current      Days          Days          Days              Total
------ -------------                  -------  ----      --       -------    -------       -------       -------             -----
                                          5041 Oct 24 96 IN                     542.25
                                          5111 Nov 26 96 IN       465.11
                                          5142 Dec 19 96 IN       378.88
                                         50001 Feb 29 96 IN                                              11,366.25
                                         50014 Mar 30 96 IN                                              14,824.84
                                         50246 Sep 14 96 IN                                17,449.90
                                         50392 Nov 22 96 IN     1,006.73
                                         50392 Jan 14 97 DR         0.00
                                         50393 Nov 22 96 IN     1,256.73
                                         50460 Dec 10 96 IN    45,480.16
                                          Customer Totals:     48,587.61      2,000.00     17,449.90     26,191.09      94,228.60

 G0623 GEOITALIA S.p.A.                   4984 Sep 19 96 IN                                 9,562.50
                                          5121 Dec 16 96 IN    12,532.50
                                          5123 Dec 16 96 IN    25,100.00
                                          5124 Dec 16 96 IN    25,100.00
                                          5125 Dec 16 96 IN    12,550.00
                                          5158 Dec 23 96 DR    86,077.50
                                         50103 Dec 23 96 CR     1,875.00-
                                         50146 Dec 23 96 CR     1,875.00-
                                         50195 Dec 23 96 CR     2,375.00-
                                         50255 Dec 23 96 CR     2,375.00-
                                         50321 Oct 18 96 IN                  24,975.00
                                         50321 Jan 17 97 CA                  24,975.00-
                                          Customer Totals:    152,860.00          0.00      9,562.50          0.00     162,422.50

 G0633 GEOPHYSICAL SERVICES, INC.         5195 Jan 03 97 IN    16,000.00
                                          Customer Totals:     16,000.00          0.00          0.00          0.00      16,000.00

 G0638 GEOPHYSICAL APPLICATIONS           5139 Dec 16 96 IN     1,456.00
                                          Customer Totals:      1,456.00          0.00          0.00          0.00       1,456.00

 G0643 GEOCOM LTD                         4867 Jul 15 96 IN                                                 264.84
                                          Customer Totals:          0.00          0.00          0.00        264.84         264.84

 G0646 GULF NAUTECH                       4916 Jul 29 96 IN                                                  81.19
                                          4916 Jan 17 97 CA                                                  81.19-
                                          4917 Jul 29 96 IN                                                 433.00
                                          4917 Jan 17 97 CA                                                 433.00-
                                         50021 Dec 12 96 IN     2,219.13
                                         50022 May 20 96 CR                                                 144.34-
                                          Customer Totals:      2,219.13          0.00          0.00        144.34-      2,074.79

 G0651 GRANT GEOPHYSICAL, INC.             PP1 Dec 31 96 CR     5,000.00-
                                           PP2 Dec 31 96 CR     1,200.00-
                                           PP3 Dec 31 96 CR    12,500.00-
                                          4817 Dec 12 96 DR     8,617.00
                                          4857 Dec 11 96 DR       162.38
                                          4858 Dec 11 96 DR       226.38
                                          4859 Dec 11 96 DR       665.99
                                          4931 Aug 12 96 IN                                               1,718.80



Date: Jan 21 97            Mitcham Industries, Inc.                     Page:  6

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number Customer Name                  Number   Date      TP       Current      Days          Days          Days              Total
------ -------------                  -------  ----      --       -------    -------       -------       -------             -----

                                          4960 Aug 27 96 IN                                                  40.59
                                          4963 Aug 28 96 IN                                                 364.05
                                          4990 Sep 23 96 IN                                   557.49
                                          4991 Sep 23 96 IN                                   584.55
                                          4999 Sep 24 96 IN                                 5,000.00
                                          5000 Sep 24 96 IN                                 5,867.15
                                          5002 Sep 27 96 IN                                   353.30
                                          5015 Oct 15 96 IN                   3,305.00
                                          5024 Oct 15 96 IN                   1,825.00
                                          5046 Oct 28 96 IN                     186.00
                                          5092 Nov 21 96 IN     3,600.00
                                          5093 Nov 21 96 IN       187.48
                                          5137 Dec 13 96 IN     4,725.00
                                          5171 Dec 23 96 IN     8,803.43
                                          5171 Jan 16 97 CR     3,929.77-
                                          5173 Dec 30 96 IN     3,807.91
                                          5174 Jan 01 97 IN     3,807.91
                                          5188 Jan 15 97 IN     1,200.00
                                         10121 Jul 24 95 IN                                               4,296.88
                                         10472 Dec 11 96 DR    22,750.00
                                         10482 May 25 96 IN                                              13,999.85
                                         10492 Jun 09 96 IN                                              22,750.00
                                         10493 Jun 09 96 IN                                              33,200.00
                                         10494 Jun 18 96 IN                                              11,325.00
                                         10498 Jun 24 96 IN                                              26,880.00
                                         10506 Jul 09 96 IN                                              22,750.00
                                         10511 Jul 24 96 IN                                              26,880.00
                                         10518 Aug 08 96 IN                                              22,750.00
                                         10523 Aug 23 96 IN                                              26,880.00
                                         10529 Sep 07 96 IN                                22,750.00
                                         10532 Sep 07 96 IN                                 1,950.00
                                         10533 Sep 16 96 IN                                 1,520.00
                                         10537 Sep 22 96 IN                                26,880.00
                                         10540 Oct 07 96 IN                  22,750.00
                                         10543 Oct 07 96 IN                   1,950.00
                                         50037 Dec 11 96 DR     2,922.76
                                         50052 Dec 11 96 CR        21.65-
                                         50073 May 26 96 IN                                              43,792.54
                                         50074 Dec 11 96 DR     3,599.31
                                         50083 Jul 03 96 IN                                               3,957.91
                                         50093 Jun 07 96 IN                                                 194.85
                                         50111 Dec 11 96 DR       825.00
                                         50116 Jun 25 96 IN                                              43,792.54
                                         50128 Jul 07 96 IN                                                 194.85
                                         50133 Jul 12 96 IN                                               2,056.76
                                         50153 Jul 22 96 IN                                                 825.00
                                         50159 Aug 02 96 IN                                               3,807.91
                                         50167 Jul 27 96 IN                                                 274.31
                                         50178 Aug 06 96 IN                                                 194.85
                                         50183 Aug 11 96 IN                                               1,894.38
                                         50186 Aug 19 96 IN                                                 568.31


Date: Jan 21 97               Mitcham Industries, Inc.                  Page:  7

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number    Customer Name               Number   Date      TP       Current      Days          Days          Days            Total
-------   -------------               -------  ----      --       -------    --------      -------      ---------          -----
                                         50203 Aug 21 96 IN                                                 825.00
                                         50225 Sep 13 96 IN                                 5,000.00
                                         50226 Sep 13 96 IN                                17,000.00
                                         50227 Oct 13 96 IN                  17,000.00
                                         50230 Sep 01 96 IN                                               3,807.91
                                         50233 Sep 10 96 IN                                 1,894.38
                                         50235 Sep 05 96 IN                                   194.85
                                         50254 Sep 18 96 IN                                   541.25
                                         50256 Sep 20 96 IN                                   825.00
                                         50261 Sep 23 96 IN                                35,884.88
                                         50265 Oct 01 96 IN                                 3,807.91
                                         50289 Oct 05 96 IN                     194.85
                                         50304 Oct 10 96 IN                   1,894.38
                                         50319 Oct 17 96 IN                   8,250.00
                                         50320 Oct 18 96 IN                     189.45
                                         50322 Oct 20 96 IN                     825.00
                                         50325 Oct 28 96 IN                     100.00
                                         50328 Oct 23 96 IN                  35,884.88
                                         50329 Oct 23 96 IN                   2,435.63
                                         50330 Oct 25 96 IN                   3,599.31
                                         50347 Nov 16 96 IN    24,945.57-
                                         50351 Nov 15 96 IN    12,500.00
                                         50352 Nov 01 96 IN     6,250.00
                                         50357 Nov 04 96 IN       194.85
                                         50365 Nov 08 96 IN    75,775.00
                                         50368 Nov 09 96 IN     1,894.38
                                         50370 Nov 12 96 IN    17,000.00
                                         50371 Nov 12 96 IN     5,000.00
                                         50379 Oct 31 96 IN                   3,807.91
                                         50396 Nov 16 96 IN     2,823.60
                                         50398 Nov 18 96 IN    12,500.00
                                         50400 Nov 19 96 IN       825.00
                                         50405 Nov 22 96 IN     2,392.69
                                         50406 Nov 23 96 IN    12,178.12-
                                         50407 Nov 24 96 IN    11,871.24-
                                         50415 Nov 27 96 IN     1,200.00
                                         50421 Nov 30 96 IN     3,807.91
                                         50427 Dec 01 96 IN     6,250.00
                                         50427 Jan 07 97 CR     6,250.00-
                                         50435 Dec 01 96 IN    11,457.18
                                         50436 Dec 01 96 IN    42,628.85
                                         50437 Dec 01 96 IN     8,325.00
                                         50437 Jan 10 97 CR        75.00-
                                         50446 Dec 04 96 IN       194.85
                                         50453 Dec 08 96 IN    75,775.00
                                         50458 Dec 09 96 IN     1,894.38
                                         50458 Dec 30 96 CR       947.19-
                                         50467 Dec 12 96 IN    17,000.00
                                         50468 Dec 12 96 IN     5,000.00
                                         50468 Jan 07 97 CR     5,000.00-
                                         50474 Dec 15 96 IN    12,500.00


Date: Jan 21 97               Mitcham Industries, Inc.                 Page:  8

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number    Customer Name               Number   Date      TP       Current      Days          Days          Days            Total
-------   -------------               -------  ----      --       -------    --------      -------      ---------          -----
                                         50474 Jan 07 97 CR    12,500.00-
                                         50489 Dec 23 96 IN    19,250.00
                                         50492 Dec 27 96 IN    22,880.00
                                         50512 Dec 31 96 IN     6,250.00
                                         50514 Dec 31 96 IN    37,216.35
                                         50515 Dec 31 96 IN     8,250.00
                                         50522 Jan 03 97 IN       194.85
                                        10507A Aug 29 96 IN                                              24,362.53
                                        10509A Aug 29 96 IN                                               6,298.00
                                        10519A Aug 29 96 IN                                               1,950.00
                                        10521A Aug 29 96 IN                                               1,520.00
                                        50166A Aug 29 96 IN                                              37,540.37
                                        50199A Aug 29 96 IN                                              35,884.88
                                        C00594 Sep 07 96 CA                                 8,250.00-
***Over Credit Limit of 999999  Dollars   Customer Totals:    386,711.90    104,197.41    122,360.76    427,578.07   1,040,848.14

 G0653 GREAT LAKES GEOPHYSICAL            3853 Sep 08 94 IN                                               3,559.00
                                          3854 Sep 08 94 IN                                                 116.00
                                          4720 Mar 18 96 IN                                               2,325.00
                                          4977 Sep 06 96 IN                                12,400.00
                                          Customer Totals:          0.00          0.00     12,400.00      6,000.00      18,400.00

 H0706 HARVEY-LYNCH, INC.                50179 Aug 07 96 IN                                                 185.62
                                          Customer Totals:          0.00          0.00          0.00        185.62         185.62

 H0707 HARDER, STEVE                      5072 Nov 13 96 IN        45.00
                                          5072 Jan 06 97 CA        45.00-
                                          Customer Totals:          0.00          0.00          0.00          0.00           0.00

 H0710 HEBEI MACHINERY IMPORT EXPORT      4366 Jul 31 95 IN                                               6,869.92
                                          Customer Totals:          0.00          0.00          0.00      6,869.92       6,869.92

 H0711 HUMMINGBIRD EXPLORATION            4959 Dec 31 96 IN        19.48
                                          5057 Oct 29 96 IN                     632.99
                                          Customer Totals:         19.48        632.99          0.00          0.00         652.47

 H0730 HIGSCO                             4755 Apr 10 96 IN                                                 227.33
                                          Customer Totals:          0.00          0.00          0.00        227.33         227.33

 I0880 INPUT/OUTPUT, INC.                 4650 Jan 29 96 IN                                               4,357.06
                                          4795 May 28 96 IN                                                 200.00
                                          4897 Jul 24 96 IN                                                 107.00
                                         50410 Nov 08 96 IN     2,615.00
                                          Customer Totals:      2,615.00          0.00          0.00      4,664.06       7,279.06

 I0881 INPUT/OUTPUT - SENSOR             50457 Dec 08 96 IN     2,066.67
                                          Customer Totals:      2,066.67          0.00          0.00          0.00       2,066.67

 J0895 J.R.S. EXPLORATION CO., LTD.      50433 Dec 06 96 IN    36,110.00
                                         50433 Jan 06 97 CA    36,110.00-
                                         50526 Jan 06 97 IN    37,106.98

Date: Jan 21 97             Mitcham Industries, Inc.                   Page:  9

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number    Customer Name               Number   Date      TP       Current      Days          Days          Days            Total
-------   -------------               -------  ----      --       -------    --------      -------      ---------          -----
                                          Customer Totals:     37,106.98          0.00          0.00          0.00      37,106.98

 K0907 KLOHN-CRIPPEN CONSULTANTS LTD      5127 Dec 16 96 IN     6,800.00
                                          Customer Totals:      6,800.00          0.00          0.00          0.00       6,800.00

 M1211 MARK PRODUCTS, LTD.                5145 Dec 19 96 IN       749.15
                                          5146 Dec 19 96 IN       529.80
                                          5147 Dec 19 96 IN       205.60
                                          5148 Dec 19 96 IN       598.70
                                          5149 Dec 19 96 IN       390.00
                                          5150 Dec 19 96 IN       280.00
                                          5151 Dec 19 96 IN       336.00
                                          5152 Dec 19 96 IN       243.20
                                          5153 Dec 19 96 IN       120.00
                                          5154 Dec 19 96 IN       180.00
                                          5155 Dec 19 96 IN       352.00
                                          5156 Dec 19 96 IN       655.60
                                          Customer Totals:      4,640.05          0.00          0.00          0.00       4,640.05

 M1215 MACARTNEY, INC.                    3972 Oct 31 94 IN                                               1,294.00-
                                          Customer Totals:          0.00          0.00          0.00      1,294.00-      1,294.00-

 M1216 MGGEC LTD. (MONGOLIAN)             4657 Jan 31 96 IN                                              42,139.66
                                          Customer Totals:          0.00          0.00          0.00     42,139.66      42,139.66

 M1218 M/S OIL & NATURAL GAS CORP         4981 Oct 25 96 IN                   3,338.00
                                          4981 Jan 17 97 CA                   3,338.00-
                                          Customer Totals:          0.00          0.00          0.00          0.00           0.00

 M1219 MITCHAM INDUSTRIES, INC.         PREPAY Oct 31 96 CA                   4,249.00-
                                          Customer Totals:          0.00      4,249.00-         0.00          0.00       4,249.00-

 M1236 M.T.S.                             4833 Jun 30 96 IN                                                 757.75
                                          5047 Oct 28 96 IN                      66.00
                                          5823 Jun 14 96 IN                                               1,299.00
                                          Customer Totals:          0.00         66.00          0.00      2,056.75       2,122.75

 M1237 MASTER OF M/V ODIN EXPLORER        5089 Nov 20 96 IN       204.00
                                          Customer Totals:        204.00          0.00          0.00          0.00         204.00

 N1300 NORTHERN GEOPHYSICAL/AMERICA       4884 Jul 15 96 IN                                               2,598.96
                                          4895 Jul 24 96 IN                                               3,775.00
                                          4940 Aug 14 96 IN                                                 130.08
                                          4950 Aug 23 96 IN                                                 333.55
                                          4956 Aug 23 96 IN                                                 737.81
                                          4957 Aug 27 96 IN                                              29,440.00
                                          4958 Aug 27 96 IN                                              22,460.00
                                          5001 Sep 25 96 IN                                 1,620.00
                                          5022 Oct 15 96 IN                   1,675.00
                                          5166 Dec 31 96 IN   139,746.86
                                          5166 Jan 17 97 CR    35,946.86-


Date: Jan 21 97                 Mitcham Industries, Inc.             Page: 10

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number    Customer Name               Number   Date      TP       Current      Days          Days          Days            Total
-------   -------------               -------  ----      --       -------    --------      -------      ---------          -----
                                         50123 Sep 10 96 IN                               103,424.00
                                         50187 Aug 16 96 IN                                              57,144.40
                                         50247 Sep 15 96 IN                                40,765.00
                                         50247 Jan 16 97 CR                                19,940.00-
                                         50251 Sep 17 96 IN                                 7,650.00
                                         50260 Sep 22 96 IN                                 7,300.00
                                         50313 Oct 15 96 IN                  60,705.00
                                         50341 Oct 29 96 IN                   1,516.65
                                         50375 Nov 14 96 IN    60,705.00
                                         50472 Dec 14 96 IN    51,705.00
                                          Customer Totals:    216,210.00     63,896.65    140,819.00    116,619.80     537,545.45

 N1302 NCS INTERNATIONAL                  4314 Jun 20 95 IN                                               4,000.00
                                          5026 Oct 15 96 IN                   4,150.00
                                          5026 Jan 06 97 CA                   4,150.00-
                                          Customer Totals:          0.00          0.00          0.00      4,000.00       4,000.00

 N1308 NOREX GEOPHYSICAL                  5069 Nov 13 96 IN     4,950.00
                                          Customer Totals:      4,950.00          0.00          0.00          0.00       4,950.00

 N1312 NATIONAL HELICOPTER CORP         PREPAY Apr 22 96 CA                                               2,500.00-
                                          Customer Totals:          0.00          0.00          0.00      2,500.00-      2,500.00-

 N1314 N.G.A.                             5012 Oct 14 96 IN                   3,600.00
                                          Customer Totals:          0.00      3,600.00          0.00          0.00       3,600.00

 O1485 OMNIQUEST INTERNATIONAL bv         3780 Jul 26 94 IN                                                 787.50
                                          4436 Sep 27 95 IN                                                 110.00
                                          4689 Feb 26 96 IN                                                  10.00
                                          4968 Aug 28 96 IN                                               1,825.00
                                          5097 Nov 21 96 IN       500.00
                                          5141 Dec 17 96 IN     7,600.00
                                          5209 Jan 16 97 IN       185.00
                                          5210 Jan 16 97 IN       153.00
                                         50301 Oct 08 96 IN                  26,205.00
                                         50364 Nov 07 96 IN    11,355.50
                                          Customer Totals:     19,793.50     26,205.00          0.00      2,732.50      48,731.00

 O1487 OCEONICS, INC                      4915 Jul 29 96 IN                                               4,275.88
                                          Customer Totals:          0.00          0.00          0.00      4,275.88       4,275.88

 O1497 OSSERVATORIO GEOPHYSICAL           4751 May 06 96 IN                                               4,300.00
                                          Customer Totals:          0.00          0.00          0.00      4,300.00       4,300.00

 P1504 PGS EXPLORATION (U.S.), INC.       4819 Jun 12 96 IN                                                  17.50
                                          Customer Totals:          0.00          0.00          0.00         17.50          17.50

 P1511 P. T. ELNUSA                       WIRE Dec 11 96 DR    56,875.00
                                        PREPAY Oct 01 96 CA                                56,875.00-
                                          Customer Totals:     56,875.00          0.00     56,875.00-         0.00           0.00

Date: Jan 21 97                  Mitcham Industries, Inc.              Page: 11

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number    Customer Name               Number   Date      TP       Current      Days          Days          Days            Total
-------   -------------               -------  ----      --       -------    --------      -------      ---------          -----
 P1514 P.T. EXLOG SARANA INDONESIA        4954 Aug 23 96 IN                                                 300.00
                                          Customer Totals:          0.00          0.00          0.00        300.00         300.00

 P1515 PERFORADATA, S.A. DE C.V.         50307 Oct 16 96 IN                   1,635.00
                                         50461 Dec 11 96 IN    14,640.00
                                         50477 Dec 16 96 IN     1,555.15
                                         50482 Dec 20 96 IN     2,250.00
                                          Customer Totals:     18,445.15      1,635.00          0.00          0.00      20,080.15

 P1518 PETROLEUM DEVELOPMENT OMAN LLC    50345 Nov 08 96 IN    14,440.00
                                         50438 Dec 03 96 IN    50,400.00
                                          Customer Totals:     64,840.00          0.00          0.00          0.00      64,840.00

 P1522 PROSOL TECHNOLOGY                  4438 Sep 30 95 IN                                                 810.00
                                          4486 Oct 18 95 IN                                                 100.00
                                          4966 Aug 28 96 IN                                                 100.00
                                          4980 Sep 18 96 IN                                 1,500.00
                                          Customer Totals:          0.00          0.00      1,500.00      1,010.00       2,510.00

 P1525 PUBLIC PETROLEUM CORP/GREECE       4774 May 09 96 IN                                                 320.00
                                          4898 Jul 24 96 IN                                                 160.00
                                          Customer Totals:          0.00          0.00          0.00        480.00         480.00

 R1789 RENTEC INTERNATIONAL               4986 Sep 23 96 IN                                    40.59
                                          5007 Sep 24 96 IN                                    30.00
                                         50107 Jun 01 96 IN                                                 175.31
                                         50213 Aug 30 96 IN                                               2,165.00
                                         50273 Sep 29 96 IN                                 2,165.00
                                         50339 Oct 29 96 IN                   2,165.00
                                         50418 Nov 28 96 IN     2,165.00
                                         50500 Dec 28 96 IN     2,165.00
                                          Customer Totals:      4,330.00      2,165.00      2,235.59      2,340.31      11,070.90

 R1790 REES GEOPHYSICAL LTD.             50516 Jan 01 97 IN    17,456.09
                                         50521 Jan 03 97 IN    10,416.00
                                          Customer Totals:     27,872.09          0.00          0.00          0.00      27,872.09

 S1806 SAGUARO GEOPHYSICAL, INC.          4411 Sep 14 95 IN                                               7,775.00
                                          4506 Oct 31 95 IN                                                 175.00
                                          Customer Totals:          0.00          0.00          0.00      7,950.00       7,950.00

 S1807 SCHLUMBERGER SURENCO DE VENEZ     10498 Jun 22 96 IN                                               1,500.00
                                         10510 Jul 22 96 IN                                               1,500.00
                                         10522 Aug 21 96 IN                                               1,500.00
                                         10536 Sep 20 96 IN                                 1,500.00
                                          Customer Totals:          0.00          0.00      1,500.00      4,500.00       6,000.00

 S1821 SEISMIC & OILFIELD SERVICES        5050 Oct 28 96 IN                   2,385.00
                                          Customer Totals:          0.00      2,385.00          0.00          0.00       2,385.00

Date: Jan 21 97           Mitcham Industries, Inc.                      Page: 12

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60        60 - 90      Over  90
Number Customer Name                  Number   Date      TP       Current      Days           Days          Days              Total
------ -----------------------------  -----    --------- --   -----------    ---------      --------     --------      ------------
 S1823 SEISTEX (86), INC.                 4972 Sep 17 96 IN                                 2,725.00
                                          Customer Totals:          0.00          0.00      2,725.00          0.00       2,725.00

 S1831 SEIS-TECH, INC.                    4003 Nov 16 94 IN                                                 926.59
                                          4170 Feb 22 95 IN                                                 386.45
                                          Customer Totals:          0.00          0.00          0.00      1,313.04       1,313.04

 S1842 SOLID STATE EXPLORATION           50456 Dec 08 96 IN       258.33
                                          Customer Totals:        258.33          0.00          0.00          0.00         258.33

 S1843 SUELOPETROL                        4761 Apr 26 96 IN                                               5,218.00
                                          4761 Jan 03 97 CA                                               5,218.00-
                                          4793 May 28 96 IN                                                 356.40
                                          4793 Jan 03 97 CA                                                 356.40-
                                          5013 Oct 14 96 IN                   4,879.00
                                          5013 Jan 03 97 CA                   4,879.00-
                                          Customer Totals:          0.00          0.00          0.00          0.00           0.00

 S1844 SEISMIC SINGAPORE PTE LTD          5085 Nov 20 96 IN     1,060.00
                                          5134 Dec 09 96 IN    98,947.50
                                          5201 Jan 16 97 IN     1,009.55
                                         50411 Nov 26 96 IN     2,220.00
                                         50494 Dec 26 96 IN     2,108.00
                                          Customer Totals:    105,345.05          0.00          0.00          0.00     105,345.05

 S1845 SOLID STATE GEOPHYSICAL, INC.      4668 Jan 31 96 IN                                                 845.00
                                          4802 May 28 96 IN                                                 150.00
                                          4803 May 28 96 IN                                               1,824.02
                                          4838 Jun 30 96 IN                                               2,249.40
                                          4839 Jun 30 96 IN                                               1,057.64
                                          4841 Jun 30 96 IN                                               1,375.00
                                          4863 Jul 09 96 IN                                               1,855.00
                                          4910 Jul 24 96 IN                                                  30.00
                                          4941 Aug 14 96 IN                                                  75.00
                                          4955 Aug 23 96 IN                                                 330.00
                                          5159 Dec 19 96 IN    25,899.50
                                         10467 Apr 18 96 IN                                               2,006.45
                                         50019 Apr 03 96 IN                                               2,000.00
                                         50149 Jul 18 96 IN                                              54,000.00
                                         50208 Aug 17 96 IN                                              54,000.00
                                         50215 Aug 28 96 IN                                               2,000.00
                                         50241 Sep 16 96 IN                                 3,950.00-
                                         50241 Jan 10 97 DR                                 8,550.00
                                         50316 Oct 16 96 IN                   9,000.00-
                                         50316 Jan 10 97 DR                   9,000.00
                                         50385 Nov 15 96 IN    20,400.00-
                                         50385 Jan 10 97 DR    20,400.00
                                         50389 Nov 08 96 IN       320.00
                                         50401 Nov 20 96 IN     2,000.00
                                         50491 Dec 27 96 IN   182,200.00


Date: Jan 21 97                Mitcham Industries, Inc.                 Page: 13

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number Customer Name                  Number   Date      TP       Current      Days          Days          Days              Total
------ -------------                  -------  ----      --       -------    -------       -------       -------             -----

                                        PREPAY Oct 23 96 CA                     830.00-
                                          Customer Totals:    210,419.50        830.00-     4,600.00    123,797.51     337,987.01

 S1849 SIGNATURE GEOPHYSICAL              4555 Nov 28 95 IN                                              24,000.00
                                         10074 Jun 30 95 IN                                               3,346.19
                                         10122 Jul 30 95 IN                                               7,500.00
                                         10145 Aug 29 95 IN                                               7,500.00
                                         10336 Jan 29 96 IN                                               6,000.00
                                         10391 Mar 01 96 IN                                               3,000.00
                                         10528 Sep 01 96 IN                                               6,000.00
                                          Customer Totals:          0.00          0.00          0.00     57,346.19      57,346.19

 S1862 STEWART CABLE                      4973 Sep 17 96 IN                                    47.44
                                          5098 Nov 21 96 IN     3,625.00
                                          Customer Totals:      3,625.00          0.00         47.44          0.00       3,672.44

 S1863 SERCEL, INC.                       5130 Dec 17 96 IN        50.00-
                                          Customer Totals:         50.00-         0.00          0.00          0.00          50.00-

 S1864 SUB SURFACE EXPLORATION            5073 Nov 13 96 IN     1,600.00
                                          5170 Dec 31 96 IN     1,600.00
                                          Customer Totals:      3,200.00          0.00          0.00          0.00       3,200.00

 S1866 SOLID STATE INT'L INCENIERIA       5168 Dec 31 96 IN       150.00
                                          Customer Totals:        150.00          0.00          0.00          0.00         150.00

 T2001 TOWHEE EXPLORATION                 4450 Sep 30 95 IN                                                 154.39
                                          4620 Jan 01 96 IN                                                 416.00
                                          4864 Jul 09 96 IN                                               2,641.30
                                          5116 Dec 07 96 IN       931.41
                                          5116 Jan 04 97 CA       931.41-
                                          5190 Jan 15 97 IN     1,728.84
                                          5204 Jan 16 97 IN     4,963.20
                                          5205 Jan 16 97 IN     1,067.22
                                          5206 Jan 16 97 IN       580.64
                                         50307 Dec 30 96 CR     1,564.63-
                                         50378 Nov 01 96 IN     1,564.63
                                         50378 Jan 04 97 CA     1,564.63-
                                         50420 Dec 01 96 IN     1,564.63
                                         50506 Jan 01 97 IN     1,564.63
                                        PREPAY Nov 06 96 CA     5,662.40-
                                          Customer Totals:      4,242.13          0.00          0.00      3,211.69       7,453.82

 T2002 TARA TECHNOLOGY, INC.              4424 Sep 20 95 IN                                               5,259.30
                                          4428 Sep 20 95 IN                                                 322.99
                                          4429 Sep 20 95 IN                                               2,107.25
                                          4430 Sep 20 95 IN                                                 555.00
                                          4431 Sep 20 95 IN                                                 566.26
                                          4432 Sep 20 95 IN                                               1,360.00
                                          4433 Sep 20 95 IN                                               1,177.15
                                          4434 Sep 20 95 IN                                               2,119.20


Date: Jan 21 97                  Mitcham Industries, Inc.               Page: 14

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number Customer Name                  Number   Date      TP       Current      Days          Days          Days              Total
------ -------------                  -------  ----      --       -------    -------       -------       -------             -----

                                          4607 Dec 29 95 IN                                               1,520.00
                                          5086 Nov 20 96 IN    32,475.00
                                          Customer Totals:     32,475.00          0.00          0.00     14,987.15      47,462.15

 T2003 TRACE GEOPHYSICAL                  4869 Jul 15 96 IN                                                 187.50
                                          4870 Jul 15 96 IN                                                 200.94
                                          4871 Jul 15 96 IN                                               2,475.00
                                          Customer Totals:          0.00          0.00          0.00      2,863.44       2,863.44

 T2010 TIDELANDS GEOPHYSICAL CO.          4767 Apr 12 96 IN                                               3,300.00
                                          4889 Jul 21 96 IN                                              10,650.00
                                          4928 Aug 12 96 IN                                                 357.23
                                          5061 Oct 31 96 IN                     250.00
                                          5061 Jan 02 97 CA                     250.00-
                                          5135 Dec 10 96 IN   135,600.00
                                          5172 Dec 27 96 IN       132.07
                                          5172 Jan 16 97 CR       132.07-
                                         50140 Jun 27 96 IN                                               3,000.00
                                         50197 Aug 26 96 IN                                               1,275.00
                                         50326 Oct 29 96 IN                   4,416.61
                                         50377 Nov 07 96 IN     7,577.50
                                         50417 Nov 28 96 IN     4,059.38
                                         50431 Nov 27 96 IN    15,999.35
                                         50452 Dec 07 96 IN     7,577.50
                                         50452 Jan 17 97 CR     3,026.00-
                                         50498 Dec 27 96 IN    11,433.19
                                         50499 Dec 28 96 IN     4,059.38
                                          Customer Totals:    183,280.30      4,416.61          0.00     18,582.23     206,279.14

 T2011 TERRASCAN EXPLORATION LTD         50376 Nov 23 96 IN    87,450.00
                                         50487 Dec 23 96 IN    90,364.99
                                          Customer Totals:    177,814.99          0.00          0.00          0.00     177,814.99

 T2027 U.S. ARMY CORP OF ENGINEERS        5131 Dec 06 96 IN       615.00
                                          Customer Totals:        615.00          0.00          0.00          0.00         615.00

 U2081 UNIVERSITY OF COPENHAGEN           4586 Dec 31 95 IN                                               7,490.00
                                          Customer Totals:          0.00          0.00          0.00      7,490.00       7,490.00

 U2082 UNION GEOFISICA ARGENTINA,S.A.     5103 Nov 27 96 IN       370.00
                                         10517 Aug 08 96 IN                                               8,440.00-
                                         10517 Jan 17 97 DR                                               8,440.00
                                         10530 Sep 07 96 IN                                13,440.00
                                         10530 Jan 17 97 CR                                13,440.00-
                                         50192 Aug 15 96 IN                                               5,500.00-
                                         50192 Jan 17 97 DR                                               5,500.00
                                         50221 Dec 23 96 DR     4,033.36
                                         50221 Jan 17 97 CR     4,033.36-
                                          Customer Totals:        370.00          0.00          0.00          0.00         370.00

 U2090 UNIVERSAL SEISMIC ACQUISITION      4113 Jan 17 95 IN                                               6,925.72


Date: Jan 21 97            Mitcham Industries, Inc.                     Page: 15

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number Customer Name                  Number   Date      TP       Current      Days          Days          Days              Total
------ -------------                  -------  ----      --       -------    -------       -------       -------             -----

                                          4789 May 28 96 IN                                                 162.38
                                          4790 May 28 96 IN                                                 124.49
                                          4796 May 28 96 IN                                                 324.75
                                          4797 May 28 96 IN                                                 108.25
                                          4844 Jun 30 96 IN                                               1,542.40
                                          4845 Jun 30 96 IN                                                 417.10
                                          4846 Jun 30 96 IN                                                 100.00
                                          4847 Jun 30 96 IN                                                 525.00
                                          4848 Jun 30 96 IN                                                 296.80
                                          4849 Jun 30 96 IN                                                 120.00
                                          4850 Jun 30 96 IN                                                  61.56
                                          4905 Jul 24 96 IN                                               5,000.73
                                          4951 Aug 23 96 IN                                               1,190.75
                                          4967 Aug 28 96 IN                                                 378.88
                                          5009 Sep 27 96 IN                                   100.00
                                          5020 Oct 15 96 IN                     596.25
                                          5045 Oct 28 96 IN                      25.00
                                          5128 Dec 05 96 IN       925.75
                                          5161 Dec 19 96 IN       785.90
                                          5191 Jan 16 97 IN     3,542.29
                                          5199 Jan 09 97 IN     2,048.13
                                         10020 Apr 20 95 IN                                               2,361.65
                                         10105 Jul 19 95 IN                                               6,419.28
                                         10110 Jul 18 95 IN                                                  80.00
                                         10111 Jul 18 95 IN                                                  20.00
                                         10290 Jan 03 96 IN                                               2,686.66
                                         10433 Apr 03 96 IN                                               2,200.00
                                         10475 May 05 96 IN                                               1,645.00
                                         10485 Jul 05 96 IN                                               2,200.00
                                         10487 Jun 03 96 IN                                               2,200.00
                                         10488 Jun 04 96 IN                                               1,645.00
                                         10501 Jul 05 96 IN                                               2,200.00
                                         10502 Jul 04 96 IN                                               1,645.00
                                         10503 Jul 05 96 IN                                               2,400.00
                                         10520 Aug 03 96 IN                                               1,645.00
                                         10527 Sep 05 96 IN                                 2,400.00
                                         10539 Oct 05 96 IN                   2,400.00
                                         50007 Mar 23 96 IN                                              19,863.88
                                         50015 Apr 03 96 IN                                              18,600.00
                                         50027 Apr 19 96 IN                                               4,113.50
                                         50034 Apr 22 96 IN                                              18,943.75
                                         50036 Apr 23 96 IN                                               1,120.39
                                         50057 May 15 96 IN                                              12,124.00
                                         50060 May 19 96 IN                                               4,113.50
                                         50075 May 03 96 IN                                              39,577.95
                                         50076 May 22 96 IN                                              18,943.75
                                         50077 May 14 96 IN                                               7,312.50
                                         50091 Jun 02 96 IN                                              34,630.00
                                         50097 Jun 14 96 IN                                              12,124.00
                                         50100 Jun 18 96 IN                                               4,113.50
                                         50110 Jun 21 96 IN                                              17,301.95


Date: Jan 21 97             Mitcham Industries, Inc.                    Page: 16

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number Customer Name                  Number   Date      TP       Current      Days          Days          Days              Total
------ -------------                  -------  ----      --       -------    -------       -------       -------             -----

                                         50127 Jul 02 96 IN                                               8,088.06
                                         50150 Jul 18 96 IN                                               4,113.50
                                         50152 Jul 21 96 IN                                              14,018.38
                                         50174 Jul 22 96 IN                                              12,124.00
                                         50185 Aug 15 96 IN                                              19,604.07
                                         50193 Aug 17 96 IN                                               4,113.50
                                         50205 Aug 21 96 IN                                              12,124.00
                                         50210 Aug 02 96 IN                                               1,600.00
                                         50217 Sep 03 96 IN                                35,121.71
                                         50236 Sep 01 96 IN                                               1,600.00
                                         50245 Sep 14 96 IN                                19,604.08
                                         50248 Sep 16 96 IN                                 4,113.50
                                         50257 Sep 20 96 IN                                12,124.00
                                         50270 Sep 26 96 IN                                 1,569.63
                                         50271 Sep 27 96 IN                                 1,000.00
                                         50278 Oct 07 96 IN                   5,141.88
                                         50286 Oct 01 96 IN                                 1,600.00
                                         50288 Oct 03 96 IN                  33,666.76
                                         50312 Oct 14 96 IN                  19,604.08
                                         50317 Oct 16 96 IN                     980.59
                                         50323 Oct 20 96 IN                  12,124.00
                                         50331 Oct 26 96 IN                   1,569.63
                                         50334 Oct 27 96 IN                   1,000.00
                                         50336 Oct 28 96 IN                   4,030.18
                                         50355 Nov 02 96 IN    16,037.00
                                         50355 Jan 16 97 CR     2,013.45-
                                         50373 Nov 13 96 IN     5,800.50
                                         50381 Oct 31 96 IN                   1,600.00
                                         50386 Nov 15 96 IN       681.98
                                         50408 Nov 25 96 IN       332.37
                                         50413 Nov 26 96 IN     1,000.00
                                         50423 Nov 30 96 IN     1,600.00
                                         50470 Dec 13 96 DR        64.94
                                         50476 Dec 15 96 DR       681.98
                                         50493 Dec 25 96 IN       487.13
                                         50496 Dec 26 96 IN     1,000.00
                                         50509 Dec 31 96 IN     1,732.00
                                         50520 Jan 01 97 IN       619.19
                                         51011 Nov 25 96 IN     3,247.50
                                        10458A Aug 30 96 IN                                               2,400.00
                                        10474A Aug 30 96 IN                                               1,397.10
                                        10489A Aug 30 96 IN                                               2,400.00
                                        10515A Aug 30 96 IN                                               2,400.00
                                        PREPAY Feb 26 96 CA                                               1,199.06
                                          Customer Totals:     38,573.21     82,738.37     77,632.92    346,690.74     545,635.24

 U2095 USGS                               5193 Jan 06 97 IN       349.00
                                          Customer Totals:        349.00          0.00          0.00          0.00         349.00

 U2098 UNIVERSITY OF SOUTH CAROLINA       4365 Jul 31 95 IN                                               1,200.00
                                          4886 Jul 15 96 IN                                                 527.52


Date: Jan 21 97                Mitcham Industries, Inc.                 Page: 17

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number    Customer Name               Number   Date      TP       Current      Days          Days          Days            Total
-------   -------------               -------  ----      --       -------    --------      -------      ---------          -----
                                         50105 Jun 26 96 IN                                                 600.00
                                          Customer Totals:          0.00          0.00          0.00      2,327.52       2,327.52

 V2102 VERITAS GEOPHYSICAL                4903 Jul 24 96 IN                                                 193.42
                                          4904 Jul 24 96 IN                                               1,231.23
                                          4912 Jul 24 96 IN                                               1,488.44
                                          4939 Aug 12 96 IN                                               7,520.00
                                          5076 Nov 13 96 IN       443.80
                                          5076 Jan 13 97 CA       443.80-
                                          5079 Nov 13 96 IN       956.25
                                          5079 Jan 13 97 CA       956.25-
                                          5106 Nov 27 96 IN       188.64
                                          5113 Dec 05 96 IN     6,250.00
                                          5113 Jan 14 97 CR     6,250.00-
                                          5118 Dec 13 96 IN    14,353.25
                                          5119 Dec 13 96 IN       857.50
                                          5119 Dec 13 96 IN    12,862.50
                                          5119 Jan 14 97 CR       857.50-
                                          5140 Dec 16 96 IN       385.00
                                          5179 Jan 03 97 IN    43,280.00
                                          5182 Jan 07 97 IN    13,892.08
                                          5183 Jan 07 97 IN    12,897.45
                                          5184 Jan 08 97 IN    19,722.50
                                          5185 Jan 08 97 IN    18,315.00
                                          5189 Jan 15 97 IN        81.19
                                          5198 Jan 09 97 IN       132.61
                                         10292 Jan 14 96 IN                                               8,064.00
                                         50005 Mar 11 96 IN                                              27,942.00
                                         50006 Mar 11 96 IN                                               2,925.76
                                         50048 May 07 96 IN                                              27,111.22
                                         50054 May 10 96 IN                                               2,500.00
                                         50095 Jun 09 96 IN                                               2,500.00
                                         50302 Oct 09 96 IN                   6,040.22
                                         50303 Oct 09 96 IN                   5,683.13
                                         50333 Nov 01 96 IN     2,776.32
                                         50343 Nov 01 96 IN    13,233.56
                                         50343 Jan 13 97 CA    13,233.56-
                                         50366 Dec 23 96 DR       676.52
                                         50367 Nov 08 96 IN     5,683.13
                                         50369 Nov 11 96 IN       389.70
                                         50384 Nov 15 96 IN     2,435.63
                                         50384 Jan 13 97 CA     2,435.63-
                                         50390 Nov 21 96 IN     2,435.63
                                         50390 Jan 13 97 CA     2,435.63-
                                         50412 Nov 26 96 IN     3,163.76
                                         50412 Jan 13 97 CA     3,163.76-
                                         50426 Dec 01 96 IN    14,045.44
                                         50455 Dec 08 96 IN     5,683.13
                                         50464 Dec 11 96 IN       389.70
                                         50464 Jan 14 97 CR       194.85-
                                         50475 Dec 15 96 IN     2,435.63


Date: Jan 21 97               Mitcham Industries, Inc.                 Page: 18

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.


Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number    Customer Name               Number   Date      TP       Current      Days          Days          Days            Total
-------   -------------               -------  ----      --       -------    --------      -------      ---------          -----
                                         50486 Dec 21 96 IN     2,435.63
                                         50495 Dec 26 96 IN     4,249.90
                                         50511 Dec 31 96 IN        48.63
                                          Customer Totals:    174,729.10     11,723.35          0.00     81,476.07     267,928.52

 V2105 VENTURE SEISMIC, LTD.              5162 Dec 23 96 IN       190.00
                                        PREPAY Dec 31 96 CA    73,704.07-
                                          Customer Totals:     73,514.07-         0.00          0.00          0.00      73,514.07-

 W2380 WALKER GEOPHYSICAL                10356 Feb 26 96 IN                                               2,072.74
                                          Customer Totals:          0.00          0.00          0.00      2,072.74       2,072.74

 W2392 WOOTTEN R.D. & ASSOCIATES          4526 Nov 17 95 IN                                                 512.13
                                          4526 Jan 14 97 CR                                                 512.13-
                                          4526 Jan 17 97 CA                                                 512.13-
                                          4529 Nov 17 95 IN                                               1,093.33
                                          4529 Jan 14 97 CR                                               1,093.33-
                                          4529 Jan 17 97 CA                                               1,093.33-
                                          Customer Totals:          0.00          0.00          0.00      1,605.46-      1,605.46-

 W2393 WESTERN GEOPHYSICAL CO/TX          4526 Dec 31 96 CR       512.13-
                                          4526 Jan 14 97 DR       512.13
                                          4529 Dec 31 96 CR     1,093.33-
                                          4529 Jan 14 97 DR     1,093.33
                                          4706 Feb 29 96 IN                                               1,000.00
                                          4807 May 28 96 IN                                                 647.33
                                          4865 Jul 15 96 IN                                               1,237.50
                                          4971 Sep 17 96 IN                                   378.87
                                          4994 Sep 23 96 IN                                   259.80
                                          4994 Jan 11 97 CA                                   240.00-
                                          5070 Nov 13 96 IN     2,630.00
                                          5070 Jan 11 97 CA     2,630.00-
                                          5090 Nov 20 96 IN        30.00
                                          5091 Nov 20 96 IN       265.00
                                          5091 Jan 04 97 CA       265.00-
                                          5108 Nov 26 96 IN     6,666.67
                                          5109 Nov 26 96 IN     6,666.67
                                          5110 Nov 26 96 IN     6,666.67
                                          5194 Jan 03 97 IN     2,273.25
                                         50479 Dec 13 96 IN     2,489.75
                                          Customer Totals:     24,793.01          0.00        398.67      2,884.83      28,076.51

 W2398 WILLIAMSON & ASSOCIATES, INC.      4678 Feb 09 96 IN                                               4,330.00
                                          Customer Totals:          0.00          0.00          0.00      4,330.00       4,330.00

 W2402 WESTERN ATLAS INTERNATIONAL        4830 Jun 30 96 IN                                                  94.88
                                          4936 Aug 12 96 IN                                              39,470.00
                                          Customer Totals:          0.00          0.00          0.00     39,564.88      39,564.88

 W2403 WELL SERVICES (MARINE) LTD         5163 Dec 23 96 IN       358.65
                                          Customer Totals:        358.65          0.00          0.00          0.00         358.65

Date: Jan 21 97              Mitcham Industries, Inc.                   Page: 19

Detailed Aged Trial Balance for Customers [      ] to [zzzzzz] as of Nov 30 96
Customers with all control accounts.



Cust                                  Invoice                                30 - 60       60 - 90      Over  90
Number Customer Name                  Number   Date      TP       Current      Days          Days          Days              Total
------ -------------                  -------  ----      --       -------    -------       -------       -------             -----

                                                            ------------- ------------- ------------- ------------- --------------
A/R - trade                                                 2,886,094.04    485,933.03    411,719.16  1,521,533.92   5,305,280.15
A/R - employee                                                      0.00          0.00          0.00          0.00           0.00
A/R - other                                                         0.00          0.00          0.00          0.00           0.00
A/R - clearing                                                      0.00          0.00          0.00          0.00           0.00
Allowance for doubtful                                              0.00          0.00          0.00          0.00           0.00
                                                            ------------- ------------- ------------- ------------- --------------
                                                            2,886,094.04    485,933.03    411,719.16  1,521,533.92   5,305,280.15
                                                            ============= ============= ============= ============= ==============
                                                               54.40 %        9.16 %        7.76 %       28.68 %


Date: Jan 21 97    7:53am             MITCHAM INDUSTRIES INC.           Page: 1
Open Payables - Detail by date

Calculate balance as of: Nov 30 96
Control account [      ] to [zzzzzz]
Vendor number [      ] to [zzzzzz]
Report group [      ] to [zzzzzz]


Vendor Vendor Name/                                    Disc.              Post.
Number     Doc. Number Doc. Date Due Date  Disc Date   Rate   Reference   Seq.    Original Amount   Current Amount
------ --------------- --------- --------  ---------   -----  ---------   -----   ---------------   --------------
 A0053 ANIMAL HOSPITAL
       IN       102196 Oct 21 96 Nov 20 96                                 123         146.64          146.64
                                                                                                     --------
                                                                                                       146.64

 A0423 AIR TIGER EXPRESS (USA) INC.
       IN      6112046 Nov 07 96 Dec 07 96                                 115         125.00          125.00
                                                                                                     --------
                                                                                                       125.00

 A0424 ADVERTISING, AGENCY THE
       IN         2581 Nov 15 96 Dec 15 96                                 115       8,436.88        8,436.88
                                                                                                     --------
                                                                                                     8,436.88

 A0549 AVA COFFEE SERVICE
       IN       407388 Nov 06 96 Nov 06 96                                 113         152.98          152.98
       IN       829150 Nov 15 96 Nov 15 96                                 113           9.74            9.74
       IN       408100 Nov 20 96 Nov 20 96                                 113          97.15           97.15
                                                                                                     --------
                                                                                                       259.87

 B1202 BOGEL SALES, INC.
       IN       115104 Nov 22 96 Dec 22 96                                 110          66.90           66.90
                                                                                                     --------
                                                                                                        66.90

 B1208 BLACKWELL SCIENCE LTD
       IN     30277572 Nov 19 96 Dec 19 96                                 115         231.20          231.20
                                                                                                     --------
                                                                                                       231.20

 B1211 BAY TACT CORPORATION
       IN        27964 Nov 25 96 Dec 25 96                                 110          53.50           53.50
                                                                                                     --------
                                                                                                        53.50

 C1344 C & M SEISMOGRAPH EQUIPMENT
       IN        25530 Nov 21 96 Dec 21 96                                 110         701.35          701.35
                                                                                                     --------
                                                                                                       701.35

 C1350 C & H DISTRIBUTORS, INC.
       IN    267070501 Nov 19 96 Dec 19 96                                 110         463.99          463.99
       IN    267495700 Nov 22 96 Dec 22 96                                 110         464.05-         464.05-
                                                                                                     --------
                                                                                                         0.06-

 C1375 COPY TIME, ETC.
       IN       110696 Nov 06 96 Nov 16 96                                 113         500.12          500.12
       IN      11-6-96 Nov 06 96 Nov 16 96                                 113          17.05           17.05
                                                                                                     --------
                                                                                                       517.17

 C1406 CASE WINE CELLARS
       IN          262 Nov 25 96 Dec 25 96                                 113       1,127.18        1,127.18



Date: Jan 21 97    7:53am             MITCHAM INDUSTRIES INC.           Page: 2
Open Payables - Detail by date


Vendor Vendor Name/                                    Disc.              Post.
Number     Doc. Number Doc. Date Due Date  Disc Date   Rate   Reference   Seq.    Original Amount   Current Amount
------ --------------- --------- --------  ---------   -----  ---------   -----   ---------------   --------------

       (Vendor  C1406 continued)                                                                   ----------
                                                                                                     1,127.18

 D2001 DIAL-A-CHECK PAYROLL SERVICE
       IN         5275 Nov 30 96 Nov 30 96                                 113          78.82           78.82
                                                                                                   ----------
                                                                                                        78.82

 D2168 DERINGER, INC.
       IN 140-49004501 Nov 01 96 Dec 01 96                                 112         598.70          598.70
       IN 140-49030701 Nov 06 96 Dec 06 96                                 112         390.00          390.00
       IN     491836.1 Nov 07 96 Dec 07 96                                 112         205.60          205.60
       IN     492586.1 Nov 23 96 Dec 23 96                                 112         529.80          529.80
       IN     492725.1 Nov 25 96 Dec 25 96                                 112         749.15          749.15
       IN     492948.1 Nov 27 96 Dec 27 96                                 113         655.60          655.60
                                                                                                   ----------
                                                                                                     3,128.85

 E2436 EDGETECH
       IN       117235 Nov 21 96 Dec 21 96                                 110         333.00          333.00
                                                                                                   ----------
                                                                                                       333.00

 E2497 EXPEDITORS INTERNATIONAL INC.
       IN     97008093 Nov 27 96 Dec 07 96                                 113         140.00          140.00
                                                                                                   ----------
                                                                                                       140.00

 F2730 FEDERAL EXPRESS CORPORATION
       IN  1-905-82355 Sep 12 96 Sep 22 96                                 115         321.15          321.15
       IN  1-923-83065 Nov 28 96 Dec 08 96                                 120       1,009.55        1,009.55
       IN  1-923-88046 Nov 28 96 Dec 08 96                                 115       2,787.51        2,787.51
                                                                                                   ----------
                                                                                                     4,118.21

 G3223 GEO SPACE CORPORATION
       IN       116304 Nov 13 96 Dec 13 96                                 102      79,160.11       79,160.11
       IN       116353 Nov 19 96 Dec 19 96                                 110      29,711.74       29,711.74
       IN       116354 Nov 19 96 Dec 19 96                                 104         270.00          270.00
       IN       116391 Nov 26 96 Dec 26 96                                 111       5,915.00        5,915.00
       IN       116419 Nov 27 96 Dec 27 96                                 111      15,245.00       15,245.00
                                                                                                   ----------
                                                                                                   130,301.85

 G3231 GLOBAL EQUIPMENT COMPANY
       IN     46159594 Nov 22 96 Nov 22 96                                 113         354.95          354.95
                                                                                                   ----------
                                                                                                       354.95

 H3825 HAMMERHEAD ROCK TOOLS, INC.
       IN         1393 Nov 25 96 Dec 25 96                                 125      35,567.62       35,567.62
       IN         1373 Nov 27 96 Dec 27 96                                 111         836.10          836.10
                                                                                                   ----------
                                                                                                    36,403.72

 H3843 HOUSTON GEOPHYSICAL PRODUCTS
       IN          267 Nov 27 96 Dec 27 96                                 111         678.78          678.78
                                                                                                   ----------
                                                                                                       678.78

 H3850 HUMMINGBIRD EXPLORATION, INC


Date: Jan 21 97    7:53am             MITCHAM INDUSTRIES INC.           Page: 3
Open Payables - Detail by date


Vendor Vendor Name/                                    Disc.              Post.
Number     Doc. Number Doc. Date Due Date  Disc Date   Rate   Reference   Seq.    Original Amount   Current Amount
------ --------------- --------- --------  ---------   -----  ---------   -----   ---------------   --------------

       (Vendor  H3850 continued)
       IN      96-3012 Nov 30 96 Dec 30 96                                 123       5,317.00        5,317.00
                                                                                                   ----------
                                                                                                     5,317.00

 I4210 INPUT/OUTPUT, INC.
       IN        54416 Nov 04 96 Dec 04 96                                 102       4,343.56        4,343.56
       IN        54417 Nov 04 96 Dec 04 96                                 102         571.50          571.50
       IN        54418 Nov 04 96 Dec 04 96                                 102       1,633.21        1,633.21
       IN        54419 Nov 04 96 Dec 04 96                                 102         382.50          382.50
       IN        54420 Nov 04 96 Dec 04 96                                 102          15.00           15.00
       IN        54423 Nov 04 96 Dec 04 96                                 102          15.00           15.00
       IN        54425 Nov 04 96 Dec 04 96                                 102         198.75          198.75
       IN        54426 Nov 04 96 Dec 04 96                                 102          15.00           15.00
       IN        54427 Nov 04 96 Dec 04 96                                 102         721.87          721.87
       IN        54428 Nov 04 96 Dec 04 96                                 102         150.00          150.00
       IN        54432 Nov 04 96 Dec 04 96                                 102         408.86          408.86
       IN        54497 Nov 11 96 Dec 11 96                                 102         229.50          229.50
       IN        54553 Nov 14 96 Dec 14 96                                 102         187.48          187.48
       IN        54722 Nov 25 96 Dec 25 96                                 110         276.34          276.34
       IN        54761 Nov 27 96 Dec 27 96                                 113      84,474.22       84,474.22
       IN        54772 Nov 27 96 Dec 27 96                                 113         178.64          178.64
       IN        54773 Nov 27 96 Dec 27 96                                 113       4,783.35        4,783.35
       IN        54774 Nov 27 96 Dec 27 96                                 116       4,120.82        4,120.82
       IN        54775 Nov 27 96 Dec 27 96                                 113         445.11          445.11
                                                                                                   ----------
                                                                                                   103,150.71

 J2494 JENSEN TOOLS, INC.
       IN      2005052 Jul 22 96 Aug 21 96                                 115         167.74          167.74
                                                                                                   ----------
                                                                                                       167.74

 L4848 LTI WIRE SERVICES
       IN         3479 Nov 22 96 Nov 22 96                                 123         586.20          586.20
                                                                                                   ----------
                                                                                                       586.20

 L4863 LTI,INC.
       IN        69136 May 10 96 May 10 96                                 121         188.50          188.50
                                                                                                   ----------
                                                                                                       188.50

 M4958 MERRILL CORPORATION
       IN      1903758 Oct 17 96 Oct 17 96                                 115         865.62          865.62
       IN      1903770 Oct 17 96 Oct 17 96                                 115         521.85          521.85
       IN      1904030 Nov 30 96 Nov 30 96                                 113       6,028.77        6,028.77
       IN      1904033 Nov 30 96 Nov 30 96                                 113         313.93          313.93
       IN      1904034 Nov 30 96 Nov 30 96                                 113         281.07          281.07
                                                                                                   ----------
                                                                                                     8,011.24

 M5069 MARK PRODUCTS/CANADA
       IN        12676 Nov 01 96 Dec 01 96                                 120     205,380.00      205,380.00
                                                                                                   ----------
                                                                                                   205,380.00

 M5071 MARK PRODUCTS/HOUSTON
       IN        42523 Nov 26 96 Dec 26 96                                 111      53,767.25       53,767.25


Date: Jan 21 97    7:53am             MITCHAM INDUSTRIES INC.           Page: 4
Open Payables - Detail by date


Vendor Vendor Name/                                    Disc.              Post.
Number     Doc. Number Doc. Date Due Date  Disc Date   Rate   Reference   Seq.    Original Amount   Current Amount
------ --------------- --------- --------  ---------   -----  ---------   -----   ---------------   --------------

       (Vendor  M5071 continued)
                                                                                                   ----------
                                                                                                    53,767.25

 M5310 MITCHAM, BILLY F., SR.
       IN         1195 Nov 08 95 Jan 08 97                                 113         531.53          531.53
                                                                                                   ----------
                                                                                                       531.53

 N6030 NORTON, JACOBS, KUHN & McTOPY
       IN         2637 Oct 31 96 Nov 30 96                                 102         421.10          421.10
       IN         2638 Oct 31 96 Nov 30 96                                 102           9.33            9.33
       IN         2639 Oct 31 96 Nov 30 96                                 102         877.50          877.50
       IN         2722 Oct 31 96 Nov 30 96                                 102       3,327.41        3,327.41
       IN         2723 Oct 31 96 Nov 30 96                                 102       1,664.60        1,664.60
       IN         2727 Oct 31 96 Nov 30 96                                 102       5,777.95        5,777.95
       IN         2808 Nov 30 96 Dec 30 96                                 115          39.00           39.00
       IN         2824 Nov 30 96 Dec 30 96                                 115         562.50          562.50
       IN         2827 Nov 30 96 Dec 30 96                                 115         370.50          370.50
       IN         2828 Nov 30 96 Dec 30 96                                 115       1,764.90        1,764.90
       IN         2829 Nov 30 96 Dec 30 96                                 115       1,912.65        1,912.65
                                                                                                   ----------
                                                                                                    16,727.44

 O6221 O.R.E. INTERNATIONAL, INC.
       IN        25000 Aug 31 96 Sep 30 96                                 114      22,850.00       22,850.00
       IN        25001 Aug 31 96 Sep 30 96                                 114      31,205.00       31,205.00
       IN        25009 Aug 31 96 Sep 30 96                                 114       1,380.00        1,380.00
       IN        25063 Sep 30 96 Oct 30 96                                 114       1,800.00        1,800.00
                                                                                                   ----------
                                                                                                    57,235.00

 P6288 PELAGOS CORP.
       IN   1232(2714) Nov 30 96 Dec 30 96                                 115       1,479.55        1,479.55
                                                                                                   ----------
                                                                                                     1,479.55

 Q6374 QUIK-PAK, INC.
       IN    291196GNR Nov 29 96 Dec 14 96                                 113          45.90           45.90
                                                                                                   ----------
                                                                                                        45.90

 R6442 REID OFFICE SYSTEMS, INC.
       IN        87734 Oct 09 96 Nov 08 96                                 120          13.79           13.79
                                                                                                   ----------
                                                                                                        13.79

 R6700 RELIABLE PARTS CO.
       IN         4822 Nov 21 96 Dec 21 96                                 110          90.86           90.86
       IN         5107 Nov 22 96 Dec 22 96                                 110          19.19-          19.19-
       IN         5790 Nov 26 96 Dec 26 96                                 110          29.20           29.20
                                                                                                   ----------
                                                                                                       100.87

 S7101 SETON NAME PLATE COMPANY
       IN   B702650-01 Nov 27 96 Dec 27 96                                 110         739.95          739.95
                                                                                                   ----------
                                                                                                       739.95

 S7126 SERCEL, INC.
       IN   96/11/0450 Nov 18 96 Dec 18 96                                 104     740,350.00      740,350.00


Date: Jan 21 97    7:53am             MITCHAM INDUSTRIES INC.           Page: 5
Open Payables - Detail by date


Vendor Vendor Name/                                    Disc.              Post.
Number     Doc. Number Doc. Date Due Date  Disc Date   Rate   Reference   Seq.    Original Amount   Current Amount
------ --------------- --------- --------  ---------   -----  ---------   -----   ---------------   --------------

       (Vendor  S7126 continued)
       IN   96/11/0451 Nov 18 96 Dec 18 96                                 105   1,021,751.00    1,021,751.00
       IN   96/11/0452 Nov 18 96 Dec 18 96                                 105     204,561.00      204,561.00
       IN   96/11/0458 Nov 21 96 Dec 21 96                                 111       2,574.99        2,574.99
       IN   96/11/0466 Nov 30 96 Dec 30 96                                 111     627,376.00      627,376.00
       IN   96/11/0467 Nov 30 96 Dec 30 96                                 113          75.50           75.50
       IN   96/11/0468 Nov 30 96 Dec 30 96                                 113       2,188.36        2,188.36
       IN   96/11/0482 Nov 30 96 Dec 30 96                                 113     857,618.00      857,618.00 H
                                                                                                 ------------
                                                                                                 3,456,494.85

 T8236 THOMAS INSTRUMENTS INC.
       IN         4554 Nov 22 96 Dec 22 96                                 110          92.50           92.50
                                                                                                 ------------
                                                                                                        92.50

 T8243 TERRASCAN EXPLORATION, LTD.
       IN     10-19-95 Oct 19 95 Nov 18 95                                  58     150,000.00       22,500.00
       AD         57-1 Jan 31 96                                             9      22,500.00-      22,500.00-F
                                                                                                 ------------
                                                                                                         0.00

 T8246 TESCORP SEISMIC PRODUCTS
       IN         8133 Nov 25 96 Dec 25 96                                 110       9,021.24        9,021.24
       IN         3153 Nov 26 96 Dec 26 96                                 110       7,121.40        7,121.40
       IN         8258 Nov 30 96 Dec 30 96                                 111      20,344.50       20,344.50
                                                                                                 ------------
                                                                                                    36,487.14

 T8739 TRACE VENTURES EXPLORATIONS,IN
       IN      82-9611 Nov 30 96 Nov 30 96                                 115       3,420.00        3,420.00
                                                                                                 ------------
                                                                                                     3,420.00

 T8740 TRACE EXPLORATIONS LTD.
       IN     736-9611 Nov 30 96 Dec 30 96                                 116      15,200.00       15,200.00
       IN     737-9611 Nov 30 96 Dec 30 96                                 116       3,000.00        3,000.00
                                                                                                 ------------
                                                                                                    18,200.00

 T8742 TERMINIX
       IN       112096 Nov 20 96 Dec 20 96                                 110          27.06           27.06
                                                                                                 ------------
                                                                                                        27.06

 W9339 WAGGONERS TRUCKING
       IN      133405A Nov 07 96 Nov 17 96                                 112         280.00          280.00
       IN      133450A Nov 16 96 Nov 26 96                                 112         180.00          180.00
       IN      133495A Nov 16 96 Nov 26 96                                 112         120.00          120.00
       IN      134763A Nov 25 96 Dec 05 96                                 112         243.20          243.20
       IN      134785A Nov 25 96 Dec 05 96                                 112         352.00          352.00
       IN      134823A Nov 27 96 Dec 07 96                                 112         336.00          336.00
                                                                                                 ------------
                                                                                                     1,511.20

 W9341 WALKER COUNTY APPRAISAL DIST
       IN        16054 Oct 08 96 Jan 01 97                                  87       4,655.24        4,655.24
       IN        16055 Oct 08 96 Jan 01 97                                  87       4,129.21        4,129.21
                                                                                                 ------------
                                                                                                     8,784.45

Date: Jan 21 97    7:53am             MITCHAM INDUSTRIES INC.           Page: 6
Open Payables - Detail by date


Vendor Vendor Name/                                    Disc.              Post.
Number     Doc. Number Doc. Date Due Date  Disc Date   Rate   Reference   Seq.    Original Amount   Current Amount
------ --------------- --------- --------  ---------   -----  ---------   -----   ---------------   --------------

 W9344 WARD ELECTRIC SUPPLY CO.
       IN    224596-00 Nov 27 96 Dec 27 96                                 113          19.71           19.71
                                                                                                 ------------
                                                                                                        19.71

 W9345 WALKER COUNTY TAX ASSESSOR/
       IN      1908196 Oct 25 96 Jan 01 97                                  91       2,190.77        2,190.77
       IN      1908296 Oct 25 96 Jan 01 97                                  91       2,469.86        2,469.86
                                                                                                 ------------
                                                                                                     4,660.63

 W9349 WARREN,GORHAM & LAMONT
       IN     55445076 Nov 14 96 Dec 14 96                                 115          85.00           85.00
                                                                                                 ------------
                                                                                                        85.00


                                                                                                 ------------
                       Control account total (     1)                                            4,170,429.02
                                                                                                 ------------

                       Total                                                                     4,170,429.02
                                                                                                 ============


F: indicates transaction forced for payment.
H: indicates transaction placed on hold.
   48 vendor(s) printed.